As filed with the Securities and Exchange Commission on August 3, 2026

Securities Act File No. 333-170122

Investment Company File No. 811-22487

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
________________

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 530	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 532	☒

(Check appropriate box or boxes)
________________

DBX ETF TRUST
(Exact name of Registrant as specified in its charter)
________________

875 Third Avenue
New York, New York 10022-6225
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 454-4500

________________

Freddi Klassen

DBX ETF Trust

875 Third Avenue

New York, New York 10022-6225

(Name and Address of Agent for Service)

Copy to: John S. Marten

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601-1104
________________

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 4, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on ______________ pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment contains the Prospectus and Statement of Additional Information relating only to the following series of the Registrant:

•	Xtrackers Municipal Infrastructure Revenue Bond Active ETF (formerly Xtrackers Municipal Infrastructure Revenue Bond ETF)

This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant’s other series.

Prospectus
August 4, 2026

Xtrackers Municipal Infrastructure Revenue Bond Active ETF
NYSE Arca, Inc.: RVNU
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers Municipal Infrastructure Revenue Bond Active ETF

Ticker: RVNU	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks to provide income exempt from regular federal income tax. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15
Other Expenses	None
Total annual fund operating expenses	0.15
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio. Implementing the fund’s new investment policies following the date of this prospectus is expected to result in significant portfolio turnover which would result in higher transaction costs.
Principal Investment Strategies
Main investments.Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories that are classified as “municipal infrastructure revenue” bonds whose income is free from regular federal income tax.For purposes of this 80% investment policy, “municipal infrastructure revenue bonds” are those municipal securities whose proceeds are used for infrastructure purposes in one of the following areas: transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar); recreation (convention centers, stadiums, sports complexes, or similar); utility (electric public power, water/sewer, sanitation, or similar); or industrial economic development (solid waste recovery, malls, shopping centers, or similar); and whose principal and interest repayments come from a pledged revenue
Prospectus August 4, 2026	1	Xtrackers Municipal Infrastructure Revenue Bond Active ETF

source (e.g., tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (a pledged revenue stream and a general obligation pledge).The fund considers any investments in municipal securities that pay interest subject to the alternative minimum tax (“AMT”) as part of the 80% of the fund’s net assets that must be invested in municipal securities.
The fund invests in municipal securities of any credit quality or maturity exempt from regular federal income tax that are issued by states, cities, counties, districts, their respective agencies, or other tax-exempt issuers and have been issued with the intention of funding federal, state and local infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects. The fund may invest in municipal securities that are subject to the AMT and state and local taxes. The fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT.
The fund may invest in private activity bonds, industrial development bonds, special tax bonds and transportation bonds. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the US federal alternative minimum tax applicable to individuals. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
Under normal market conditions, portfolio management intends to invest primarily (i.e., more than 50% of the fund’s assets) in investment grade municipal securities, or if unrated, municipal securities determined by the Advisor to be of similar quality. Although portfolio management may adjust the dollar-weighted average effective maturity of the fund’s portfolio, portfolio management generally intends to keep it between five and ten years.
Management process. Portfolio management looks for securities that appear to offer the best opportunity to meet the fund’s investment objective. In making investment decisions, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market.
When evaluating any individual security and its issuer, portfolio management may consider a number of factors including the security’s credit quality and terms, such as coupon, maturity date and call date, as well as the issuer’s capital structure, leverage, and ability to meet its current obligations.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport.
Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.
Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a facility
Prospectus August 4, 2026

Xtrackers Municipal Infrastructure Revenue Bond Active ETF

or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or
Prospectus August 4, 2026

Xtrackers Municipal Infrastructure Revenue Bond Active ETF

impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to transact in fixed income securities.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The fund’s private activity bond holdings also may pay interest subject to the AMT.
Industrial development bond risk. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. Industrial development bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snowpack has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Prospectus August 4, 2026

Xtrackers Municipal Infrastructure Revenue Bond Active ETF

Geographic focus risk. To the extent that the fund invests a significant portion of its assets in the securities of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting issuers in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance, and shareholders may be required to pay additional taxes. In addition, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the AMT.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade.
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Xtrackers Municipal Infrastructure Revenue Bond Active ETF

Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations.
In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to market performance as measured by one or more indexes. The fund’s average annual total returns are compared to a required broad-based securities market index and may also be compared to a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy. Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to Xtrackers.com (the website does not form a part of this prospectus) or call the telephone number included in this prospectus.
Prior to August 4, 2026, the fund operated with a different investment strategy. The fund operated as a passive ETF that tracked the Solactive Municipal Infrastructure Revenue Bond Index. Fund returns prior to August 4, 2026 reflect fund returns when it was tracking the Solactive Municipal Infrastructure Revenue Bond Index. Performance information for the Solactive Municipal Infrastructure Revenue Bond Index is included in the Average Annual Total Returns table below for informational purposes.
CALENDAR YEAR TOTAL RETURNS(%)

Prospectus August 4, 2026

Xtrackers Municipal Infrastructure Revenue Bond Active ETF

	Returns	Period ending
Best Quarter	10.13	December 31, 2023
Worst Quarter	-8.56	March 31, 2022
Year-to-Date	3.34	June 30, 2026
Average Annual Total Returns
(For periods ended 12/31/2025 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	10 Years
Returns before tax	6/4/2013	1.13	-0.41	2.18
After tax on distribu- tions		1.13	-0.41	2.18
After tax on distribu- tions and sale of fund shares		2.06	0.33	2.32
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		4.25	0.80	2.34
Solactive Municipal Infrastructure Revenue Bond Index (reflects no deductions for fees, expenses or taxes)		1.93	-0.02	2.56
Prior to August 4, 2026, the fund tracked the Solactive Municipal Infrastructure Revenue Bond Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Matthew J. Caggiano, CFA, Vice President of DBX Advisors LLC, Managing Director and Head of Investment Strategy Fixed Income, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2026.
Chad H. Farrington, CFA, Vice President of DBX Advisors LLC, Managing Director and Head of Investment Strategy Fixed Income, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2026.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT. All exempt interest dividends may increase certain corporate shareholders’ alternative minimum tax liability. The fund expects that its distributions will consist primarily of exempt-interest dividends. The fund’s exempt-interest dividends may be subject to state and local taxes.
For more information regarding the tax consequences that may be associated with investing in the fund, please refer to the section of this Prospectus entitled “Taxes.”
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing
Prospectus August 4, 2026

Xtrackers Municipal Infrastructure Revenue Bond Active ETF

the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus August 4, 2026

Xtrackers Municipal Infrastructure Revenue Bond Active ETF

Fund Details
Additional Information About Fund Strategies and Risks
Investment Objective
The fund seeks to provide income exempt from regular federal income tax. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Principal Investment Strategies
Main investments.Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories that are classified as “municipal infrastructure revenue” bonds whose income is free from regular federal income tax.For purposes of this 80% investment policy, “municipal infrastructure revenue bonds” are those municipal securities whose proceeds are used for infrastructure purposes in one of the following areas: transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar); recreation (convention centers, stadiums, sports complexes, or similar); utility (electric public power, water/sewer, sanitation, or similar); or industrial economic development (solid waste recovery, malls, shopping centers, or similar); and whose principal and interest repayments come from a pledged revenue source (e.g., tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (a pledged revenue stream and a general obligation pledge).The fund considers any investments in municipal securities that pay interest subject to the alternative minimum tax (“AMT”) as part of the 80% of the fund’s net assets that must be invested in municipal securities.
The fund invests in municipal securities of any credit quality or maturity exempt from regular federal income tax that are issued by states, cities, counties, districts, their respective agencies, or other tax-exempt issuers and have been issued with the intention of funding federal, state and local infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects. The fund may invest in municipal securities that are subject to the AMT and state and local taxes. The fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT.
The fund may invest in private activity bonds, industrial development bonds, special tax bonds and transportation bonds. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the US federal alternative minimum tax applicable to individuals. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
Under normal market conditions, portfolio management intends to invest primarily (i.e., more than 50% of the fund’s assets) in investment grade municipal securities, or if unrated, municipal securities determined by the Advisor to be of similar quality. If a municipal security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies. Although portfolio management may adjust the dollar-weighted average effective maturity of the fund’s portfolio, portfolio management generally intends to keep it between five and ten years. In determining the dollar-weighted average effective maturity, portfolio management uses a security’s stated maturity or, if applicable, an earlier date on which portfolio management believes it is probable that a maturity-shortening device (such as a call, a put, prerefunding,
Prospectus August 4, 2026	9	Fund Details

prepayment or redemption provision, or a demand feature) will cause the security to be repaid earlier than the stated maturity date.
Management process. Portfolio management looks for securities that appear to offer the best opportunity to meet the fund’s investment objective. In making investment decisions, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market. When evaluating any individual security and its issuer, portfolio management may consider a number of factors including the security’s credit quality and terms, such as coupon, maturity date and call date, as well as the issuer’s capital structure, leverage, and ability to meet its current obligations. Portfolio management generally also considers financially material sustainability factors, when available. Such factors may include, but are not limited to, exposure to climate change risks, income levels and unemployment data, and an issuer’s governance structure and practices.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the fund’s income or hurt its ability to preserve capital and liquidity. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenues as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. Since the fund invests a significant portion of its portfolio in municipal securities, the fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. During global economic downturns, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
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Fund Details

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund’s ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any
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Fund Details

military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to transact in fixed income securities.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the fund’s NAV. The fund’s private activity bond holdings also may pay interest subject to the AMT.
Industrial development bond risk. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. Industrial development bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or
Prospectus August 4, 2026

Fund Details

snowpack has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Geographic focus risk. To the extent that the fund invests a significant portion of its assets in the securities of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting issuers in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Certain other examples of focus risk in the municipal bond market are set forth below:
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Electric utilities bond risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c)
the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
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Resource recovery bond risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
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Lease obligations risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.
Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.
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Municipal bond market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.
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Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance, and shareholders may be required to pay additional taxes. In addition, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the AMT.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can
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purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or
Prospectus August 4, 2026

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the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of the fund as well as by issuers of securities held by the fund. Artificial intelligence technologies rely on complex algorithms and large data sets, which may produce incomplete, inaccurate, or biased outcomes and lead to errors in decision making, reputational damage, legal or operational challenges, and investment losses negatively affecting the fund. Artificial intelligence technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to evolve rapidly, and it is impossible to anticipate the full scope of future impacts such developments may have and the associated risks to the fund.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
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The fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories that are classified as “municipal infrastructure revenue” bonds whose income is free from regular federal income tax is a fundamental policy and cannot be changed without shareholder approval. Certain other fundamental policies of the fund are set forth in the SAI. Each of the other policies described herein, including the fund’s investment objective, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Any major changes to the fund could result in significant portfolio turnover and/or significant redemptions from the fund which could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates.
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When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of the fund's assets may be held in cash or invested in taxable money market securities or other short-term investments, which may produce taxable income. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
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Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
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The fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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From time to time a third party, the Advisor and/or its affiliates may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in the fund, may be required to redeem some or all of their ownership interests in the fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable
Prospectus August 4, 2026

Fund Details

to purchase or sell shares of the fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. For example, the fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI. The holdings of the fund can be found at Xtrackers.com. Fund fact sheets provide information regarding the fund’s top holdings and may be requested by calling 1-844-851-4255.
Who Manages and Oversees the Fund
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $32 billion in 42 operational exchange-traded funds, as of June 30, 2026.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In particular, the Advisor may use the portfolio management and other related services of a non-US affiliate of the Advisor, and may provide services to the fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, US registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to the fund, during the most recent fiscal year, the Advisor received an aggregate unitary advisory fee at the following annual rate as a percentage of the fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers Municipal Infrastruc- ture Revenue Bond Active ETF	0.15%
A discussion regarding the basis for the Board's approval of the fund’s Investment Advisory Agreement is contained in the most recent annual financial statements and other information report for the annual period ended May 31. For information on how to obtain this report and other fund reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for the fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board
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believe such action will benefit the fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate the fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates the subadvisor out of its management fee.
Management
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2017 as part of the Passive Product Development team in New York.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance and Government from The College of William & Mary. He is an EFFAS Certified ESG Analyst (CESGA).
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2023 as part of the Passive Fixed Income Portfolio Management team in New York with seven years of industry experience. Prior to joining DWS, she spent five years as a fixed income trader for Edward Jones.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance, Loyola University New Orleans.
Matthew J. Caggiano, CFA, Vice President of DBX Advisors LLC, Managing Director and Head of Investment Strategy Fixed Income, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2026.
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Joined DWS in 1989.
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Co-Head of Municipal Bond Department.
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BS, Pennsylvania State University; MS, Boston College.
Chad H. Farrington, CFA, Vice President of DBX Advisors LLC, Managing Director and Head of Investment Strategy Fixed Income, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2026.
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Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.
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Co-Head of Municipal Bond Department.
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BS, Montana State University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus August 4, 2026

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Investing in the Fund
Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-844-851-4255 or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of the fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the fund based on its trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity and higher if the fund has little trading volume and market liquidity.
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by the fund’s shareholders. The Board noted that shares of the fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of
Creation Units directly with the fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the fund’s shares trade at or close to NAV. In addition, the fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the fund it is not necessary to adopt policies and procedures to detect and deter market timing of the fund’s shares.
Investments in the fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Such registered investment companies may invest in the fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of a rule enacted by the SEC, which includes a requirement that such registered investment companies enter into an agreement with the Trust.
Shares of the fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers Municipal Infrastructure Revenue Bond Active ETF	RVNU	NYSE Arca, Inc.
Book Entry
Shares of the fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Prospectus August 4, 2026	19	Investing in the Fund

Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of the fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
The Trust’s Board has designated the Advisor as the valuation designee for the fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted and the Trust’s Board has approved fair valuation procedures for the fund. Under these fair valuation procedures, the Advisor provides methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. With respect to securities that are primarily listed on foreign exchanges, the value of the fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund's distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
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The fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for the fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers Municipal Infrastruc- ture Revenue Bond Active ETF	$500
If a purchase or redemption consists of a cash portion and the fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by the fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the fund’s status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or gains.
Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from the fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market. Taxable dividend distributions will be subject to US federal income tax whether received in cash or reinvested in additional shares.
Taxes
As with any investment, you should consider how your investment in shares of the fund will be taxed. The US federal income tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in shares of the fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions or you sell fund shares.
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US Federal Income Tax on Distributions
Distributions from the fund’s net investment income (other than tax-exempt interest and qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by the fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held the fund’s shares. The maximum individual US federal income rate applicable to long-term capital gains is 20%. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from the fund.
Dividends paid by the fund that are properly reported as exempt-interest dividends will not be subject to regular US federal income tax. The fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from US federal income tax. However, the fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT. As a result, a portion of the exempt-interest dividends paid by the fund may be an item of tax preference to shareholders subject to the AMT. For taxable years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate alternative minimum tax liability of some corporate shareholders. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder in the shareholder's state of residence.
Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period and other requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Given the investment strategies of the fund, it is not anticipated that a significant portion of the dividends paid by the fund will be eligible to be reported as qualified dividend income (with respect to an individual or other non-corporate shareholder) or for the corporate dividends received deduction (with respect to a corporate shareholder).
Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by it. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
In general, your distributions are treated for US federal income tax purposes as received in the year during which they are paid. Certain distributions actually paid in January, however, may be treated as received and paid on December 31 of the prior year.
Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
The previous discussion applies to beneficial owners of shares of the fund that are “United States persons” under the Internal Revenue Code of 1986, as amended, other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-US entity, the fund’s ordinary income dividends (including, in certain circumstances, distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income recognized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the fund unless the non-US shareholder is an individual who is present in the United States for 183 days or more during the taxable year.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions (including exempt-interest dividends) and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any
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capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares unless the fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in shares of the fund. The Distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for the fund will also sell shares of the fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of the fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the fund can be found at Xtrackers.com (the website does not form a part of this prospectus).
Prospectus August 4, 2026

Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s Annual Financial Statements and Other Information Report (see “For More Information” on the back cover). Effective as of the date of this prospectus, Xtrackers Municipal Infrastructure Revenue Bond ETF changed its name to Xtrackers Municipal Infrastructure Revenue Bond Active ETF.
Xtrackers Municipal Infrastructure Revenue Bond ETF
	Years Ended May 31,
	2026	2025	2024	2023	2022
Selected Per Share Data
Net Asset Value, beginning of year	$24.03	$25.02	$24.96	$25.88	$29.35
Income (loss) from investment operations:
Net investment income (loss)(a)	0.88	0.81	0.73	0.69	0.63
Net realized and unrealized gain (loss)	0.91	(1.00)	0.05	(0.91)	(3.48)
Total from investment operations	1.79	(0.19)	0.78	(0.22)	(2.85)
Less distributions from:
Net investment income	(0.88)	(0.80)	(0.72)	(0.70)	(0.62)
Total from distributions	(0.88)	(0.80)	(0.72)	(0.70)	(0.62)
Net Asset Value, end of year	$24.94	$24.03	$25.02	$24.96	$25.88
Total Return (%)	7.56	(0.90)	3.25	(0.79)	(9.87)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	138	131	128	112	162
Ratio of expenses (%)	0.15	0.15	0.15	0.15	0.15
Ratio of net investment income (loss) (%)	3.61	3.22	2.94	2.79	2.24
Portfolio turnover rate (%)(b)	24	18	9	12	27
(a)
Based on average shares outstanding during the period.
(b)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus August 4, 2026	24	Financial Highlights

FOR MORE INFORMATION:
XTRACKERS.COM
1-844-851-4255
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year. In Form N-CSR, you will find the fund's annual and semi-annual financial statements. Copies of the prospectus, SAI and recent shareholder and other fund reports, when available, can be found on our website at Xtrackers.com. For more information about the fund, you may request a copy of the SAI. The SAI provides detailed information about the fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of the fund or you wish to obtain the SAI or a shareholder or other fund report free of charge, please:
Call:	1-844-851-4255 (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about the fund (including the SAI), reports and other information about the fund (such as fund financial statements) are available on our website at Xtrackers.com and on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The fund's recent shareholder reports and financial statements are also in the fund's annual and semi-annual filings with the SEC on Form N-CSR, which are available on the EDGAR Database on the SEC's website at sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about the fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(08/04/26) RVNU-1

Statement of Additional Information
August 4, 2026
DBX ETF TRUST
Xtrackers Municipal Infrastructure Revenue Bond Active ETF
NYSE Arca, Inc.: RVNU
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the fund dated August 4, 2026, as supplemented, a copy of which may be obtained without charge by calling 1-844-851-4255; by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Financial Statements and Other Information Report of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Such reports may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNY” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“fund” or “series” – Xtrackers Municipal Infrastructure Revenue Bond Active ETF
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with the fund and the Advisor’s commitment to pay substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“Xtrackers funds” – the US registered investment companies advised by DBX

Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Effective August 4, 2026, Xtrackers Municipal Infrastructure Revenue Bond ETF was renamed Xtrackers Municipal Infrastructure Revenue Bond Active ETF.
Management of the Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I—
Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in the fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I—
Appendix I-A.
Portfolio Management
Information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by the fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in Part I—
Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
The fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of the fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for the fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers Municipal Infrastructure Revenue Bond Active ETF is classified as a diversified fund. The fund’s election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.
As a matter of fundamental policy, the fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent the fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories that are classified as “municipal infrastructure revenue” bonds whose income is free from regular federal income tax. For purposes of this 80% investment policy, “municipal infrastructure revenue bonds” are those municipal securities whose proceeds are used for infrastructure purposes in one of the following areas: transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar); recreation (convention centers, stadiums, sports complexes, or similar); utility (electric public power, water/sewer, sanitation, or similar); or industrial economic development (solid waste recovery, malls, shopping centers, or similar); and whose principal and interest repayments come from a pledged revenue source (e.g., tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (a pledged revenue stream and a general obligation pledge). The fund considers any investments in municipal securities that pay interest subject to the alternative minimum tax (“AMT”) as part of the 80% of the fund’s net assets that must be invested in municipal securities.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, the fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
The fund has adopted a non-fundamental investment policy such that the fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in the fund is contained in Part II—
Appendix II-F.

Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of the fund and provides other audit, tax and related services.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Financial Statements and Other Information Report of the fund, dated May 31, 2026, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in the fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in the fund and in Xtrackers funds as of December 31, 2025.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers Municipal Infrastructure Revenue Bond Active ETF
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to the fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2025. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of July 13, 2026, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of the fund’s shares as of July 13, 2026:

Xtrackers Municipal Infrastructure Revenue Bond Active ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	22.93%
LPL LLC 9785 Towne Centre Drive San Diego, CA 92121-1968	19.68%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	15.08%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.72%

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairperson of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairpersons of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairperson is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairpersons (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairperson), Stephen R. Byers and J. David Officer

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairperson of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairperson), Stephen R. Byers and George O. Elston

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2025.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$242,000
George O. Elston(3)	$230,000
J. David Officer(4)	$212,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 43 funds as of December 31, 2025. Each Independent Board Member receives an annual retainer fee of $200,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $42,000 in annual retainer fees received by Mr. Byers as Chairperson of the Xtrackers funds.
(3)
Includes $30,000 in annual retainer fees received by Mr. Elston as Chairperson of the Audit Committee of the Xtrackers funds.
(4)
Includes $12,000 in annual retainer fees received by Mr. Officer as Chairperson of the Nominating Committee of the Xtrackers funds.

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.
Xtrackers Municipal Infrastructure Revenue Bond Active ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Benjamin Spalding	$1 - $10,000
Nancy Thai	$0
Matthew J. Caggiano	$0
Chad H. Farrington	$0
Conflicts of Interest
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Benjamin Spalding	6	$6,324,446,986	0	$0
Nancy Thai	6	$6,324,446,986	0	$0
Matthew J. Caggiano	7	$3,503,132,503	0	$0
Chad H. Farrington	4	$3,080,929,757	0	$0
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	0	$0	0	$0
Nancy Thai	0	$0	0	$0
Matthew J. Caggiano	0	$0	0	$0
Chad H. Farrington	0	$0	0	$0

Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	4	$570,489,792	0	$0
Nancy Thai	4	$570,489,792	0	$0
Matthew J. Caggiano	7	$2,621,054,048	0	$0
Chad H. Farrington	0	$0	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Part I: Appendix I-E—Service Provider Compensation
Under the fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers Municipal Infrastructure Revenue Bond Active ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2026	$200,733	$0
2025	$204,240	$0
2024	$174,135	$0

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to the fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2026	2025
Xtrackers Municipal Infrastructure Revenue Bond Active ETF	24%	18%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers Municipal Infrastructure Revenue Bond Active ETF	2026	$0
	2025	$0
	2024	$0
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Part II—Appendix II-E.
Xtrackers Municipal Infrastructure Revenue Bond Active ETF
Commodity Pool Operator Exclusion
Credit Enhancement
Environmental, Social and Governance (ESG) Considerations
Fixed Income Securities
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Industrial Development and Pollution Control Bonds
Inflation
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Municipal Securities Risk
Private Activity Bonds
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Technology and Data Risk
US Government Securities
When-Issued and Delayed-Delivery Securities
Yields and Ratings

Part I: Appendix I-H—Securities Lending Activities
The fund had no securities lending activity during its most recent fiscal year.

Part I: Appendix I-I—Additional Information

Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers Municipal Infrastructure Revenue Bond Active ETF	NYSE Arca, Inc.	233051705
Fiscal Year End: 5/31

Statement of Additional Information (SAI)—Part II

Part II
Part II of this SAI includes policies, investment techniques and information that apply to the Xtrackers funds. Unless otherwise noted, the use of the term “fund” applies to each of the Xtrackers funds of the Trust.
The use of the term “Underlying Index” applies only in the context of index-based ETFs. As of the date of this SAI, all series of the Trust are index-based ETFs except Xtrackers RREEF Global Natural Resources ETF and Xtrackers Municipal Infrastructure Revenue Bond Active ETF. The use of the term “portfolio” applies to the Xtrackers RREEF Global Natural Resources ETF and Xtrackers Municipal Infrastructure Revenue Bond Active ETF, which are actively-managed ETFs, as described in each fund’s prospectus.
Management of the Funds
Investment Advisor. DBX Advisors LLC, located at 875 Third Avenue, New York, New York 10022, serves as investment advisor to each fund pursuant to an Investment Advisory Agreement between the Trust and the Advisor. The Advisor is a Delaware limited liability company and was registered as an investment advisor under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”).
DBX Advisors LLC and its advisory affiliates (“DWS Service Providers”) have sought and obtained a permanent order from the Securities and Exchange Commission providing exemptive relief under Section 9 of the Investment Company Act of 1940, as amended, on which the DWS Service Providers rely in connection with the continued provision of investment advisory services to the funds and other registered investment companies.
In rendering investment advisory services, the Advisor may use the resources of one or more foreign (non-US) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act), to provide portfolio management and research services to a fund. Under a Participating Affiliates Agreement, an affiliate may be considered a Participating Affiliate of the Advisor as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. A Participating Affiliate and any of their respective employees who provide services to a fund are considered under a Participating Affiliate Agreement to be an “associated person” of the Advisor as that term is defined in the Advisers Act for purposes of the Advisor's required supervision.
Terms of the Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of each fund, manages and administers the Trust and manages the duties of the investment and reinvestment of each fund’s assets.
Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the funds (including the payments to a Subadvisor, if any, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members in respect of the Independent Board Members’ service to the fund, legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.
The Investment Advisory Agreement with respect to each fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Advisory Agreement with respect to each fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The annual Unitary Advisory Fee rate for each fund is set forth in Part II – Appendix II-C.

Subadvisor (applicable only to those funds that have a Subadvisory arrangement as described in Part I). Each Subadvisor serves as Subadvisor to a fund pursuant to the terms of an Investment Sub-Advisory Agreement between it and DBX (Subadvisory Agreement).
Harvest Global Investments Limited (HGI), located at Level 32, Lee Garden One, 33 Hysan Ave, Causeway Bay, Hong Kong, serves as the investment Subadvisor to all the assets of two funds. HGI is an investment advisor registered with the SEC. In addition, HGI is an affiliate of DWS Group.
RREEF America L.L.C. (RREEF), 222 South Riverside Plaza, Chicago, Illinois 60606, serves as Subadvisor to all of the assets of one fund. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DBX and an indirect, wholly-owned subsidiary of DWS Group. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.
Terms of the Subadvisory Agreement with HGI. Pursuant to the terms of the Subadvisory Agreement, the Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. The Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, the Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DBX may, from time to time, reasonably request.
The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the Subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DBX, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.
The Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. The Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DBX or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Investment Advisory Agreement.
Under the Subadvisory Agreement between DBX and the Subadvisor, DBX, not a fund, pays the Subadvisor a Subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DBX from a fund. The Subadvisor fee is paid directly by DBX at specific rates negotiated between DBX and the Subadvisor. No fund is responsible for paying the Subadvisor.
Terms of the Subadvisory Agreement with RREEF. Pursuant to the terms of the Subadvisory Agreement, the Subadvisor provides DBX with a target allocation which represents the Subadvisor's recommendations as to the purchase, retention and disposition of the securities for the fund. The Subadvisor also provides such investment advice, research and assistance as DBX may, from time to time, reasonably request.
The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the subadvisor causing the fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's prospectus or as may be provided in writing by the Board or DBX, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.
Following its initial term, the Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. The Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DBX or by the Board of the Registrant or by majority vote of the outstanding shares of the fund, and will terminate automatically upon assignment or upon termination of the fund’s Investment Advisory Agreement.

Under the Subadvisory Agreement between DBX and a Subadvisor, DBX, not the fund, pays the Subadvisor a subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DBX from the fund. The Subadvisor fee is paid directly by DBX at specific rates negotiated between DBX and the Subadvisor. No fund is responsible for paying the Subadvisor.
Codes of Ethics. Each fund, the Advisor, the Distributor, and, if applicable, each fund’s subadvisor(s) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of the Trust and employees of the Advisor and the Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s or Subadvisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
Board Members
Board Members and Officers’ Identification and Background. The identification and background of the Board Members and Officers of the Registrant are set forth in Part II—Appendix II-A.
Board Committees and Compensation. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in Part I—Appendix I-B and Part I—Appendix I-C, respectively.
Other Service Providers
Administrator. BNY serves as administrator for each fund. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, BNY provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for these services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Custodian. BNY serves as custodian for each fund. Pursuant to a Custody Agreement with the Trust, BNY maintains in separate accounts cash, securities and other assets of the Trust and each fund, keeps all necessary accounts and records and provides other services. BNY is required, upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust for each fund. Also, pursuant to the Custody Agreement, BNY is authorized to appoint certain foreign custodians or foreign custody managers for fund investments outside the US. As compensation for these services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Transfer Agent. BNY serves as transfer agent for each fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY acts as a transfer agent for each fund’s authorized and issued Shares and as the dividend disbursing agent of the Trust. As compensation for these services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Fund Legal Counsel. Provides legal services to the funds.
Independent Trustee Legal Counsel. Serves as legal counsel to the Independent Board Members.
Distributor. ALPS serves as the Distributor for each fund. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the fund through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the Financial Industry Regulatory Authority.
The Distribution Agreement for each fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Board Members, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Fund Organization
Shares. The Trust currently is comprised of separate investment series or portfolios called funds. The Trust issues Shares of beneficial interest in each fund with no par value. The Board may designate additional funds.
Each Share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Each Share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of Board Members. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-844-851-4255 (toll free).
Termination of the Trust or a Fund. The Trust or a fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.
Purchase and Redemption of Shares
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the “Investing in the Funds” section of the fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of fund Shares, there are fewer than 50 beneficial owners of Shares of the fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a fund is based is no longer calculated or available, (iii) the IOPV of a fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a fund from listing and trading upon termination of the fund.

In order to provide additional information regarding the indicative value of Shares of the fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time because the current portfolio of the fund may include securities that are not a part of the current Deposit Securities. Therefore, a fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the US dollar and the applicable currency.
The Trust reserves the right to adjust the Share prices of funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund.
DTC as Securities Depository for Shares of the funds. Shares of each fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and
the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial

Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells Shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt, on any Business Day, of an order in proper form. Information on a fund’s Creation Units can be found in the Prospectus.
The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
As of the date of this SAI, each Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of a fund generally consists of the in-kind (except for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, which are effected principally in cash) deposit of a designated portfolio of securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant fund’s Underlying Index or portfolio, as applicable, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.
The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.
The Advisor makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given fund until such time as the next-announced Fund Deposit is made available.
The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant fund, or resulting from stock splits and other corporate actions. For Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Creation Units are purchased principally for cash.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor.
The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.
Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Advisor and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each applicable fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.
The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.
Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.
Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom orders (consisting of a basket of securities or cash that differs from a published or transacted Fund Deposit) until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). Orders to create Shares of a fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose, provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.
The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. The Trust reserves the right to reject or revoke a creation order transmitted to it by the Distributor in respect of any fund in compliance with Rule 6c-11 under the 1940 Act under circumstances which include, but are not limited to, if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any fund; (iii) the Deposit Securities delivered do not conform to the identity and number of
Shares specified by the Advisor, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (vi) circumstances outside the control of the Trust, the Distributor and the Advisor make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and any other cash amounts which may be due have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Trust reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under such other circumstances as the Trust may agree, in its sole discretion.
To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in US dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.
In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate Beneficial Owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.
Alternatively, if a purchase consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an authorized participant (or an affiliated or unaffiliated broker-dealer that is engaged through the authorized participant), the authorized participant may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances. Each fund’s standard creation transaction fee is set forth in the Prospectus.
Redemption of Creation Units. Shares of a fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Redemptions are effected primarily in-kind, except for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, which are effected principally in cash. In the case of in-kind redemptions, the Advisor makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Each fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.
Unless cash redemptions are available or specified for a fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.
Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant fund. The standard redemption transaction fees are set forth in the Prospectus. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth in the Prospectus). APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.
The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.
Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap those transaction costs will be borne by a fund’s remaining shareholders.
The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.
A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.
Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.
A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-US jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable US federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).
The right of redemption may be suspended or the date of payment postponed with respect to any fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the fund’s portfolio securities or determination of its NAV is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.
An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Creation Units are generally settled within one Business Day (i.e., “T+1”). The Trust reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays.
Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss recognized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.
Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Compensation of Financial Intermediaries
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of fund Shares. Such Soliciting Dealers must also be APs.
The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor currently pays the Distributor, from the Advisor’s own resources, for such purposes.
The Advisor and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”)

for certain marketing or referral activities related to the fund or other funds advised by the Advisor or its affiliates. Any payments made by Xtrackers Entities will be made from their own assets and not from the assets of the fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the fund and other Xtrackers funds, payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of the fund or other Xtrackers funds. Xtrackers Entities may make payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the fund or materials relating to other Xtrackers funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make payments to Intermediaries that make shares of the fund and certain other Xtrackers funds available to their clients or for otherwise promoting the fund and other Xtrackers funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment advisor it will recommend or make available to its clients or contacts or what services to provide for various products based on payments it receives or is eligible to receive, payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the fund and other Xtrackers funds or their investment advisor over other investments or to refer a contact to the Xtrackers Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.
Xtrackers Entities may determine to make payments based on any number of metrics. For example, Xtrackers Entities may make payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the fund or other Xtrackers funds.
Certain Xtrackers Entities have established revenue sharing arrangements to make Payments to Intermediaries that make fund shares available to their clients or otherwise promote certain funds. Pursuant to these arrangements, Intermediaries have agreed to promote certain funds to their customers and to not charge certain of their customers any commissions on the purchase or sale of fund shares. Payments made pursuant to these arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the Payments described in the preceding sentence may be subject to certain minimum payment levels.
The Advisor may also enter into agreements with financial intermediaries relating to the use of Xtrackers funds in third-party model portfolios.
Each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II—Appendix II-D will receive revenue sharing payments at different points during the coming year as described above.
Other Payments to Financial Intermediaries and Other Third Parties. In addition to the above-described payments, the Advisor or an affiliate may, from its own resources, pay fees to financial intermediaries who sell shares of Xtrackers funds for other products or services offered by the intermediaries. Such payments may be in the form of licensing fees for access to various kinds of analytical data.
From time to time, the Advisor or an affiliate may enter into arrangements with a third party pursuant to which the third party agrees to invest a substantial amount of assets into a fund and the Advisor or an affiliate makes payments (from the Advisor’s or affiliate’s own resources) to the third party. Any such payments would be based on a percentage of such fund’s assets under management representing assets from investors other than those invested by the third party.
Anti-Money Laundering Requirements. The funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the US financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a fund to verify their identity. Each fund also reserves the right to redeem any amounts in a fund from persons whose identity it is unable to verify on a timely basis. It is the funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Investments
Investments, Practices and Techniques, and Risks
Part II - Appendix II-E includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund’s performance.
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein (also see Part I: Investments, Practices and Techniques, and Risks) and in the fund’s prospectus.
Portfolio Transactions
The Advisor and/or subadvisor assume general supervision over placing orders on behalf of the funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Advisor’s and/or subadvisor’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor and/or subadvisor based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Advisor and/or subadvisor may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Advisor and/or subadvisor determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Advisor and/or subadvisor may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Advisor and/or subadvisor may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.
The funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Advisor and/or subadvisor manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the funds and one or more other accounts managed or advised by the Advisor and/or subadvisor are considered at or about the same time, transactions in such securities are allocated among the funds and the other accounts in a manner deemed equitable to all by the Advisor and/or subadvisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the funds. The Advisor and/or subadvisor from time to time deals, trades and invests for their own account in the types of securities in which the funds may invest. The Advisor and/or subadvisor may effect trades on behalf of and for the account of the funds with brokers or dealers that are affiliated with the Advisor and/or subadvisor, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.
Portfolio Trading by Authorized Participants. When creation or redemption transactions consist of cash, the transactions may require a fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined above under Fund Deposit) or sales of Fund Securities (as defined above under Redemption of Creation Units) as applicable. Depending on the timing of the transactions and certain other factors, such trans actions with an applicable broker-dealer may be placed with the purchasing or redeeming authorized participant in its capacity as a broker-dealer (or with a broker-dealer affiliated with the authorized participant or a third party broker-dealer engaged through the authorized participant) and conditioned upon an agreement with the authorized participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs that the fund would otherwise incur as a consequence of settling creations or redemptions in cash rather than in-kind.
Following a fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the fund may enter an order with the transacting authorized participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Depending on the timing of the transaction and certain other factors, such authorized participant or its affiliated broker-dealer will be required to guarantee that the fund will achieve execution of its order at a price at least as favorable to the fund as the fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming authorized participant (or a broker-dealer affiliated with the authorized participant or a third-party broker-dealer engaged through the authorized participant) in its capacity as a broker-dealer. The amount payable to each Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
If the broker-dealer executing an order with an Execution Performance Guarantee achieves executions in market transactions at a price equal to or more favorable than the fund's valuation of the Deposit Securities or Fund Securities, as applicable, then the broker-dealer generally may retain the benefit of the favorable executions If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the Deposit Securities or Fund Securities, as applicable, the broker-dealer will honor the Execution Performance Guarantee and cover the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used may change from time to time based on the actual experience of the fund.

Portfolio Turnover. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Advisor and/or subadvisor, if applicable, based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.
Portfolio Holdings Information
The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.
Each fund’s portfolio holdings are publicly disseminated each day the funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the NSCC. The basket represents one Creation Unit of each fund. The Trust, the Advisor and the Administrator will not disseminate non-public information concerning the Trust.
Net Asset Value
Each fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its Underlying Index or portfolio, as applicable, (the “Deposit Securities”), together with the Cash Component. For Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, each fund offers and issues Shares at their NAV per Share only in Creation Units, generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares trade in the secondary market at market prices that may be at, above or below NAV. Information on the Exchange on which each fund trades is set forth in Part I – Appendix I-I.
The Trust’s Board has designated the Advisor as the valuation designee for a fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee values securities and other assets using the methodologies described below.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party service may use a variety of methodologies to value some or all of the fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the fund may be proprietary pricing models. In certain cases, some of the fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Money market instruments will be valued at amortized cost.
Proxy Voting
Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. Each fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates. The Policies and Guidelines are included in Part II—
Appendix II-G.
You may obtain information about how each fund voted proxies related to its portfolio securities during the 12-month period ended June 30 (1) without charge, upon request, by calling 844-851-4255; (2) on our Web site at dws.com/en-us/resources/proxy-voting; and (3) by visiting the SEC’s Web site at www.sec.gov.

Class Actions and Other Proceedings
The Advisor, on behalf of a fund, will determine whether or not to participate in proceedings, including, without limitation, class actions, other legal proceedings, insolvency filings, Securities Investor Protection Act filings and settlement filings. (each, a “Proceeding”). The length of time prior to a deadline for required filings in order to participate in a Proceeding, time zone differences, or other factors could preclude DIMA from acting on behalf of the fund in a Proceeding.
Miscellaneous
A fund’s prospectus(es) and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
Ratings Of Investments
Bonds and Commercial Paper Ratings
Set forth below are descriptions of ratings (as of the date of each rating agency’s annual ratings publication or other current ratings publication, as applicable) which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and S&P Global Ratings), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service, Inc. Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Investors Service, Inc. US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings Long-Term Issue Credit Ratings
Investment Grade
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Plus (+) or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless

S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
SPUR (S&P Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
S&P Global Ratings Municipal Short-Term Note Ratings
An S&P Global Ratings US municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Global Ratings Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
Fitch Ratings International Long-Term Ratings
Investment Grade
AAA: Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.
CC: Very High Levels of Credit Risk. Default of some kind appears probable.
C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. The formal announcement by the issuer or their agent of a distressed debt exchange; and
c. A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. Has not otherwise ceased operating.
This would include:
a. The selective payment default on a specific class or currency of debt;
b. The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Fitch Ratings International Short-Term Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Part II: Appendix II-A—Board Members and Officers
Identification and Background
The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.
The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.
The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.
Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.
Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present) and, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006). Former Directorship: Sierra Income Corporation and Mutual Fund Directors Forum.	42	The Arbitrage Funds, Barings BDC (BBDC), and AltShares Trust (since 2026)
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	42	-
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006- 2009); President, The Dreyfus Family of Funds, Inc. (2006-2009). Former Directorships: Old Westbury Funds.	42	Chairman of Ilex Management Ltd;

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2025-present
Director, DWS; Chief Administrative Officer Investment Division Americas, of DWS
Investment Management Americas, Inc. and Manager (2023-present) and Chief
Operating Officer of the Advisor (2016–present). Formerly: Chief Operating Officer of
DBX ETF Trust (2024-2025); President and Chief Executive Officer, DBX ETF Trust
(2016-2024); Programmes (Head 2021-2023), of DWS Investment Management
Americas, Inc.; Chief Operating Officer in the Americas for the Traditional Asset
Classes Department (2014–2020); Global Chief Operating Officer for Equities
Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief
Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-
2013).

Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019- present
Director, DWS; Fund Administration Treasurer’s Office (Head 2024-present), of DWS
Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS
US registered investment companies advised by DWS Investment Management
Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2018-present); Treasurer, Cayman Global Macro Fund LLC, Cayman Real
Assets Fund LLC, and Cayman Commodity Fund II LLC (since 2026); formerly:
Assistant Treasurer for the DWS funds (2007-2018); and Co-Head of DWS Treasurer’s
Office (2018-2024).

Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present
Director, DWS; AFC Compliance US (Senior Team Lead), of DWS Investment
Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG
(2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief
Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche
Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

John Millette(5) (1962) Secretary, 2020-present
Director, DWS; Legal (Associate General Counsel), DWS US Retail Legal (2003-
present), of DWS Investment Management Americas, Inc.; Vice President and
Secretary of DWS US registered investment companies advised by DWS Investment
Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment
Management Americas, Inc. (2015-present); Director of DWS Trust Company (2016-
present); President of DWS Trust Company (2025-present); Vice President, DBX
Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); Vice
President and Secretary, Cayman Global Macro Fund LLC, Cayman Real Assets Fund
LLC, and Cayman Commodity Fund II LLC (since 2026); formerly: Secretary of
Deutsche Investment Management Americas Inc. (2015-2017); and Assistant
Secretary of DBX ETF Trust (2019-2020); and Vice President of DWS Trust Company
(2016-2025); Director of Cayman Real Assets Fund, Ltd. (2018-2026); Director of
Cayman Commodity Fund II, Ltd. (2018-2026).

Caroline Pearson (5) (1962) Assistant Secretary, 2020- present
Managing Director, DWS; Head of Americas Legal, DWS (since 2026); Head of Liquids
– US, DWS (since 2026); Head of DWS US Retail - Legal, of DWS Investment
Management Americas, Inc. (2010-present); Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc.
(2010-present); Chief Legal Officer, DBX Advisors LLC (2019-present); Chief Legal
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2012-present); Chief Legal Officer, DWS USA
Corporation (since 2026); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-
2017); Secretary, Deutsche AM Service Company (2010-2017); Chief Legal Officer,
DBX Strategic Advisors LLC (2020-2021); Legal (Regional Head Legal Americas), DWS
(2024-2026)

Yvonne Wong(5) (1960) Assistant Treasurer, 2023- present
Vice President, DWS; Fund Administration (Senior Analyst), of DWS Investment
Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2023-present);
Assistant Treasurer, Cayman Global Macro Fund LLC, Cayman Real Assets Fund LLC,
and Cayman Commodity Fund II LLC (since 2026);.

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019- present
Director, DWS; Fund Administration (Senior Specialist), DWS; Financial and Regulatory
Reporting Oversight and Print, Publishing and Mail for DWS Funds; Assistant Treasurer
for DWS US registered investment companies advised by DWS Investment
Management Americas, Inc. (2025-present); and Director and Vice President of DWS
Trust Company (2025-present).

Christina A. Morse(6) (1964) Assistant Secretary, 2017- present
Senior Vice President, Regulatory Administration at BNY Mellon Asset Servicing (2023-
present); Vice President at BNY Mellon Asset Servicing (2014-2023); Vice President and
Counsel at Lord Abbett & Co. LLC (2013-2014).

Christian Rijs(4)(1980) Anti-Money Laundering Compliance Officer, 2021- present
Director, DWS; Senior Team Lead Anti-Financial Crime and Compliance, of DWS
Investment Management Americas, Inc.; AML Officer, DWS Trust Company (2021-
present); AML Officer, DWS US registered investment companies advised by DWS
Investment Management Americas, Inc. (2021-present); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

Rich Kircher(4)(1962) Deputy Anti-Money Laundering Compliance Officer, 2024- present
Director, DWS; Senior Team Lead Anti-Financial Crime and Compliance, of DWS
Investment Management Americas, Inc.; Deputy AML Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2024-present); Deputy AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2024-present); Deputy AML
Officer, DWS Distributors, Inc. (2024-present); formerly: BSA & Sanctions Compliance
Officer for Putnam Investments.

(1)
The length of time served is represented by the year in which the Board Member joined the Board.
(2)
As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
(3)
The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)
Address: 875 Third Avenue, New York, New York 10022.
(5)
Address: 100 Summer Street, Boston, MA 02110.
(6)
Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.
Certain officers hold similar positions for other investment companies for which DBX or an affiliate serves as the Advisor.
Board Member Qualifications
The Board has concluded that, based on each Board Member’s experience, qualifications and attributes, each Board Member should serve as a Board Member. Following is a brief summary of the information that led to this conclusion:
Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing registered investment companies through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Barings BDC (BBDC), AltShares Trust, Mutual Fund Directors Forum, College of William and Mary - Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.
Through Mr. Elston’s prior positions on the boards and in senior management of such companies as Eye Point Pharmaceuticals, Juniper Pharmaceuticals, Inc., and Celldex Therapeutics, Inc., Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc. and Chief Financial Officer of Enzyvant.

Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Part II: Appendix II-B—Portfolio Management Compensation
For funds advised by RREEF
Each fund is managed by a team of investment professionals who each play an important role in a fund’s management process. Team members work together to develop investment strategies and select securities for a fund. This team works for RREEF or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund’s prospectus, as of the date of a fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.
Compensation of Portfolio Managers
RREEF and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DBX Advisors LLC, and DWS Investment Management Americas, Inc. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:
•
Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of RREEF and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•
Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and the financial situation. VC aims to:
Recognize that every employee contributes to DWS’s success through the franchise component of Variable Compensation (Franchise Component), and
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component).
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•
VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
notional fund investments,
restricted equity, notional equity,
restricted cash, or
such other form as DWS may decide in its sole discretion.
•
VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•
Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designated a Material Risk Taker.
•
For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.
In general, each of RREEF and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, RREEF reviews investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, RREEF considers a number of quantitative, qualitative and other factors:
•
Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•
Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of RREEF and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
•
Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by RREEF and its affiliates, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of RREEF and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of RREEF and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by RREEF and its affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of RREEF and its affiliates in the interest of achieving the most favorable net results to a fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. RREEF and its affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where RREEF has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. RREEF and its affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, RREEF has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•
RREEF and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. RREEF has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. RREEF and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
RREEF is owned by DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, RREEF is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. RREEF may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which RREEF and its affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of RREEF, and its affiliate’s advisory clients, including the Fund. RREEF has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.
For funds advised by DBX
Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.
Compensation of Portfolio Managers
The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DBX Advisors LLC, DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:

•
Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•
Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and financial situation. VC aims to:
Recognize that every employee contributes to DWS’s success through the franchise component of Variable Compensation (Franchise Component); and
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component).
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•
VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
Notional fund investments;
Restricted equity, notional equity;
Restricted cash; or
Such other form as DWS may decide in its sole discretion.
•
VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.
•
Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designated a Material Risk Taker.
•
For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to a suite of flagship funds managed by the DWS ETF platform.
To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor considers a number of quantitative, qualitative and other factors:
•
Quantitative measures (e.g. tracking error and tracking difference relative to an index or active target allocation, where applicable) are utilized to measure performance.
•
Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

•
Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and their affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and their affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor, and their affiliate’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.
For funds advised by HGI
Compensation
HGI compensates the funds’ portfolio managers for their management of the funds. HGI pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the funds and other accounts managed by the portfolio manager. HGI maintains competitive salaries for all employees, based on independent research of the investment management industry.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
HGI is affiliated with DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.

Part II: Appendix II-C—Contractual Fee Rates of Service Providers
Fees payable to DBX for investment advisory services
The Unitary Advisory Fee for each fund, at the annual percentage rate of daily net assets, is indicated below:
Fund Name	Unitary Advisory Fee Rate
MSCI Currency Hedged Funds
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Specialty Funds
Xtrackers International Real Estate ETF	0.10%
Equity Funds
Xtrackers Artificial Intelligence and Big Data ETF	0.35%
Xtrackers Cybersecurity Select Equity ETF	0.20%
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF	0.15%
Xtrackers Europe Defense Technologies ETF	0.35%
Xtrackers Europe Market Leaders ETF	0.35%
Xtrackers FTSE Developed Ex US Multifactor ETF	0.24%
Xtrackers MSCI EAFE Selection Equity ETF	0.14%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.09%
Xtrackers MSCI Emerging Markets Select ETF	0.15%
Xtrackers MSCI Kokusai Equity ETF	0.09%
Xtrackers MSCI USA Climate Action Equity ETF	0.07%
Xtrackers MSCI USA Selection Equity ETF	0.09%
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF	0.10%
Xtrackers Nifty 500 India ETF	0.19%
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF	0.19%
Xtrackers Russell US Multifactor ETF	0.17%
Xtrackers S&P 500 Diversified Sector Weight ETF	0.09%
Xtrackers S&P 500 Scored & Screened ETF	0.10%
Xtrackers S&P 500 Growth Scored & Screened ETF	0.15%
Xtrackers S&P 100 Ex Top 20 ETF	0.15%
Xtrackers S&P Dividend Aristocrats Screened ETF	0.15%
Xtrackers S&P MidCap 400 Scored & Screened ETF	0.15%
Xtrackers Semiconductor Select Equity ETF	0.15%
Xtrackers US Green Infrastructure Select Equity ETF	0.35%
Xtrackers US National Critical Technologies ETF	0.35%
China Funds

Fund Name	Unitary Advisory Fee Rate
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Fixed Income Funds
Xtrackers High Beta High Yield Bond ETF	0.20%
Xtrackers Low Beta High Yield Bond ETF	0.20%
Xtrackers Short Duration High Yield Bond ETF	0.20%
Xtrackers US 0-1 Year Treasury ETF	0.06%
Xtrackers USD High Yield BB-B ex Financials ETF	0.20%
Xtrackers USD High Yield Corporate Bond ETF	0.05%
Active ETF Funds
Xtrackers Municipal Infrastructure Revenue Bond Active ETF	0.15%
Xtrackers RREEF Global Natural Resources ETF	0.45%

Part II: Appendix II-D—Firms With Which DBX Has Revenue Sharing Arrangements
The list of financial representatives below is as of the date of this SAI. Any additions, modifications or deletions to the list of financial representatives identified below that have occurred since the date of this SAI are not reflected. You can ask your financial representative if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.
Pershing LLC
TD Ameritrade, Inc.
Fidelity Brokerage Services, Inc.
Interactive Brokers LLC
LPL Financial LLC
National Financial Services, LLC
Northwestern Mutual Investment Services, LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.

Part II: Appendix II-E—Investments, Practices and Techniques, and Risks
To the extent that a fund invests in an Underlying Fund, or one or more affiliated ETFs, certain of these risks would also apply to that fund.
Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year Secured Overnight Financing Rate (SOFR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer’s creditworthiness may affect the value of adjustable rate securities.
Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.
If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.
During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.
Asset-Backed Securities. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.
Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Conversely, during periods of rising interest rates, prepayment rates tend to decline, thus lengthening the duration of asset-backed securities, which may increase the price volatility of these securities.
Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.
Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables (CARS) and Collateralized Loan Obligations (CLOs). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. CLOs represent interests in a trust whose underlying assets consist of a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. A fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches (i.e., the complete erosion of subordinate tranches due to collateral defaults), (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.
The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.
Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.
Credit Facility. To the extent that a fund and other affiliated funds (“Participants”) participate, a fund may share in a revolving credit facility provided by a syndication of banks. A fund may borrow money under a credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, that otherwise might require the untimely disposition of securities. A fund’s ability to borrow is subject to the terms and conditions of its credit arrangements, which in some cases may limit the fund’s ability to borrow under the credit facility. Participants are charged an annual commitment fee as well as other fees associated with the credit facility, paid by the Advisor out of a fund’s unitary advisory fee, which is allocated based on net assets, among each of the Participants. Interest is charged to a fund on its borrowings at current commercial rates. A fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, its commitment under the credit facility subject to compliance with certain conditions.
Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees, which may reduce a fund’s return. A fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a fund’s existing credit arrangement, the lender may not be willing to extend further credit to a fund or may only be willing to do so at an increased cost to a fund. If a fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. When a fund and other affiliated funds are joint participants in a credit facility, any given fund may be unable to borrow some or all of its requested amount at any particular time. This may be true particularly during times of market stress. In addition, if a fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to a fund in order to allow it to borrow the amounts desired by a fund to facilitate redemptions.
Chinese Securities. China investment. Investments in the Greater China region involve certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect or other programs to access the Chinese securities markets, (xiii) market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both the People’s Republic of China (“China” or the “PRC”) and Hong Kong. In addition, investments in Taiwan may be adversely affected by its political and economic relationship with China. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan’s pivotal role in that market, and could have an adverse effect on an investment in the Greater China region.
Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in the Greater China region. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. US investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at a disadvantageous time. For example, the PRC is currently designated as a “foreign adversary” for certain purposes under US law and, as a result, certain restrictions may apply to transactions involving Chinese information communications technology and services. Continued hostility and the potential for future political or economic disturbances between China and the US may have an adverse impact on the values of investments in the Greater China region, the US and/or other countries. If the political climate between the US and China does not improve or deteriorates or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a fund’s assets may go down.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by Chinese issuers. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a fund’s portfolio. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and a fund’s investments.
The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
The accounting, auditing and financial reporting standards and practices applicable to Chinese companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a fund and other investors.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company (typically referred to as a “variable interest entity” or “VIE”) that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. The US-listed shell company does not control the Chinese company and must rely on the Chinese company to perform its contractual obligations. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor’s shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Investing in China A-Shares and Other Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the stock exchanges in mainland China, including the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and the Beijing Stock Exchange (“BSE”). Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market access programs. These programs include the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the CSRC. QFIs have also registered to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
Currently, there are three stock exchanges in mainland China, the SSE, the SZSE and the BSE. The stock exchanges in mainland China are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The stock exchanges in mainland China are smaller, periodically less liquid, and substantially more volatile than the major securities markets in the United States.

The SSE commenced trading on December 19, 1990, the SZSE commenced trading on July 3, 1991, and the BSE commenced trading on November 15, 2021. A-Shares may be listed on the SSE, the SZSE and the BSE; while currently B-Shares can be listed on the SSE and the SZSE. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded in RMB.
A fund may invest in B-Shares, which are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the SSE and SZSE, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.
A fund may also invest in red chips and P chips, which are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are non-state-owned Chinese companies incorporated outside of mainland China but that derive a majority of their revenue from, or allocate a majority of their assets in mainland China. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.
A fund may be exposed to securities listed on the Science and Technology Innovation Board (“STAR Board”) of the SSE and the ChiNext market of the SZSE. Such investments will be subject to the following risks and may result in significant losses for the fund and its investors. Listed companies on ChiNext market and/or STAR Board are usually of emerging nature with smaller operating scale. Listed companies on ChiNext market and STAR Board are subject to wider price fluctuation limits, and due to higher entry thresholds for investors may have limited liquidity, compared to other boards. Hence, companies listed on these boards are subject to higher fluctuation in stock prices and liquidity risks and have higher risks and turnover ratios than companies listed on the main boards. Stocks listed on ChiNext market and/or STAR Board may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. The rules and regulations regarding companies listed on the ChiNext market and STAR Board are less stringent in terms of profitability and share capital than those in the main boards. It may be more common and faster for companies listed on ChiNext market and/or STAR Board to delist. ChiNext market and STAR Board have stricter criteria for delisting compared to the main boards. This may have an adverse impact on the fund if the companies that it invests in are delisted. STAR Board is a newly established board and may have a limited number of listed companies during the initial stage. Investments in STAR Board may be concentrated in a small number of stocks and subject the fund to higher concentration risk.
A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, certain funds from time to time where the relevant A-Shares may be sold or purchased on the relevant stock exchange, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a fund if A-Shares are not available or not available in sufficient amounts.
A-Share Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempted from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s Stock Connect investments and/or Subadvisor’s QFI status become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (“RIC”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (BT) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders. The applicability of reduced treaty rates of withholding in the case of a QFI acting for a foreign investor such as the fund is also uncertain.
The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or the Subadvisor with respect to the fund’s investments.
As described below under “Taxes,” each fund may elect, for US federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by a fund as paid by its shareholders. Even if a fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general US tax principles.

In addition, to the extent a fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect a fund. Each fund may also may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as each fund.
Disclosure of Interests and Short Swing Profit Rule. A fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a fund would be required to report information which includes, but is not limited to: (a) information about a fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of a fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of a fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. Each fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.
If the 5% shareholding threshold is triggered by a fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulations.
Once a fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine a fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph shall not exercise the voting right of the securities that exceed the threshold within 36 months after purchasing them. Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, CSRC requirements currently require a fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund. The CSRC issued a consultation paper on improving the regulation of covered short-swing transactions in July 2023, which includes a proposal to allow qualified foreign public funds to calculate securities holdings on a product basis with approval from the CSRC for the purpose of determining short-swing transactions, which would change the current practice under which a foreign fund manager aggregates all its funds’ holdings in a listed company. However, as of the date of this SAI, such provisions have not been officially issued and it is uncertain how the final provisions if issued may impact the fund’s investment in A-Shares.
Investing through Stock Connect. A fund may also invest in A-Shares listed and traded through Stock Connect. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”), and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including A-shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) People’s Republic of China (“PRC”) listed securities (“Northbound”) and PRC investors trading Hong Kong listed securities (“Southbound”) through the relevant Stock Connect. Accordingly, each fund’s direct investments in A-Shares will be limited by the Daily Quotas that limit total purchases through Stock Connect.
A fund may invest in A-Shares listed and traded on the SSE and SZSE through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to the Daily Quota. The Daily Quota does not belong to a fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for securities would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell the securities regardless of the Daily Quota balance). The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect a fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Moreover, eligible securities invested through Stock Connect (“Stock Connect Securities”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in securities (i.e. the PRC). Therefore, a fund’s investments in Stock Connect Securities are subject to PRC securities regulations and listing rules, among other restrictions.
While securities must be designated as eligible to be traded under Stock Connect (such eligible securities listed on the SSE, the “SSE Securities,” and such eligible securities listed on the SZSE, the “SZSE Securities”), those securities may also lose such designation, and if this occurs, such securities may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient securities in its account before the market opens on the trading day. Accordingly, if there are insufficient securities in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact a fund’s performance. However, a fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK) to maintain its holdings in securities under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as a fund. Provided that there is sufficient holding in the SPSA when a broker inputs a fund’s sell order, a fund will be able to dispose of its holdings of securities (as opposed to the practice of transferring securities to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for a fund will enable it to dispose of its holdings of securities in a timely manner.
In addition, Stock Connect will only operate on days when both the mainland Chinese and Hong Kong markets are open for trading. Therefore, an investment in securities through Stock Connect may subject a fund to the risk of price fluctuations on days when one of the mainland Chinese or Hong Kong markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, a fund’s ability to access securities through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, a fund may not be able to acquire or dispose of securities through Stock Connect in a timely manner, which could adversely affect a fund’s performance.
A fund’s investments in securities though Stock Connect are held by its custodian in accounts in CCASS maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the securities, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of a fund as the Beneficial Owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, a fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in securities through Stock Connect could be disrupted, and a fund’s ability to achieve its investment objective may be adversely affected.

Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors currently are exempt from paying capital gains or business taxes (later, value-added tax) on income and gains from investments in A-Shares through Stock Connect, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.05% of the total sales value. Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including a fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a fund’s investments and returns.
PRC Broker and PRC Custodian Risk. The Subadvisor is responsible for selecting PRC Brokers to execute transactions for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, each fund will rely on only one PRC Broker for each stock exchange in the PRC, which may be the same PRC Broker. As such a fund will rely on a limited number of PRC Brokers to execute transactions on behalf of each fund. If a single PRC Broker is appointed, each fund may not necessarily pay the lowest commission available in the market. However, in their selection of a PRC Broker(s), the Subadvisor will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the fund and, for index-based ETFs, affect the ability of the fund to track its Underlying Index, causing a premium or a discount to the trading price of the fund’s Shares.
With respect to the funds which invest in A-Shares through the Subadvisor’s QFI status, the Subadvisor is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the QFI regulations and market practice, the securities and cash accounts for a fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Subadvisor as the QFI holder and each fund. Each fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains a fund’s deposit accounts and oversees each fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China (“PBOC”). A-Shares that are traded on the SSE or SZSE are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Subadvisor, in its capacity as a QFI, on behalf of a fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the fund and the Subadvisor as the QFI.
The assets held or credited in a fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in a fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a fund will not have any proprietary rights to the cash deposited in such cash account(s), and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.
There is a risk that each fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, a fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. Each fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Subadvisor will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep a fund’s assets.
PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.
Renminbi (RMB). RMB is the official currency in the People’s Republic of China.
Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to US dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against US dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including US dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against US dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against US dollar and the Hong Kong dollar was relatively stable. Following July 2005, the appreciation of RMB accelerated until being subject to alternating periods of devaluation, appreciation and stability beginning in 2015. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.
Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.
The current size of RMB-denominated financial assets outside the PRC is limited. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a fund to remain fully invested. Since 1994, the conversion of RMB into US dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). The RMB has now moved to a managed floating exchange rate mechanism based on market supply and demand with reference to a basket of foreign currencies.
However, it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact each fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Advisor nor the Subadvisor can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies.
RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.
Repatriation Risk. PBOC and SAFE regulate and monitor the repatriation of funds out of the PRC by QFIs. Repatriations by QFIs in respect of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF are currently not subject to repatriation restrictions or prior approval from SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian, and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and QFI rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and QFI rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact a fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the QFI regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control.

Restricted Markets Risk. A fund’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of each fund’s portfolio holdings. For index-based ETFs, this may increase the risk of tracking error.
QFI Late Settlement Risk. Each of the funds will be required to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares by a fund from time to time through the QFI program. In the event such remittance is disrupted, a fund's performance may be adversely affected. With respect to index-based ETFs, a fund will not be able to fully replicate its Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error.
QFI Program Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Each fund is not a QFI, but will utilize the Subadvisor’s QFI license granted under QFI regulations.
Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFI (including QFII and RQFII) program, where investors will be required to obtain a license from the CSRC. QFIs have also registered to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
In addition, the Subadvisor’s QFI status could be suspended or revoked. There can be no assurance that the Subadvisor will continue to maintain its QFI status. Because each fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect, the size of a fund’s direct investments in A-Shares may be limited. In the event the Subadvisor is unable to maintain its QFI status unless the Subadvisor is able to obtain sufficient exposure to A-Shares, it may be necessary for a fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of a fund’s Shares on the Exchange will be at a significant premium to the NAV (which, for index-based ETFs, may also increase tracking error of the fund). In extreme circumstances, a fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to QFI investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.
Pursuant to PRC and QFI regulations, each of CSRC and SAFE is vested with the power to impose regulatory sanctions if the Subadvisor, in its capacity as QFI, or the PRC Custodian (as that term is defined below) violates any provision of the QFI regulations. Any such violations could result in the revocation of the Subadvisor’s license or other regulatory sanctions and may adversely impact a fund’s ability to access A-Shares.
The current QFI regulations also include rules on investment restrictions applicable to a fund, which may adversely affect the fund’s liquidity and performance. In addition, because transaction sizes for QFIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.
On May 7, 2020, the PBOC and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (“2020 Regulations”) which came into effect on June 6, 2020. The 2020 Regulations supersede certain post-registration rules applicable to QFII and RQFII regimes. One of the key changes of the 2020 Regulations was the removal of quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC

issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on 1 November 2020. The major revisions to the previous rules included merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. On July 26, 2024, the PBOC and SAFE jointly issued the revised Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2024] No. 7) (the “2024 Regulations”), which came into effect on August 26, 2024, and the 2020 Regulations were simultaneously repealed. The 2024 Regulations simplify business registration, optimize account management, and facilitate QFIs’ management of foreign exchange currency risks through entering into foreign exchange derivative transactions. As of the date of this SAI, the 2024 Regulations are a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retrospective effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. A fund, which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Commodity Pool Operator Exclusion. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Advisor is not deemed to be a “commodity trading advisor” with respect to its services as an investment advisor to each fund. Under CFTC Regulations, the Advisor would need to register with the CFTC as a CPO if a fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of the fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a fund’s positions in such investments may not exceed five percent of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Advisor is required to register as a CPO with respect to a fund, the disclosure and operations of the fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
Convertible Securities. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund’s ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).
Contingent convertible securities (CoCos). A contingent convertible security, or CoCo, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Certain of a fund’s other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund’s share price.
Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.
Currency Transactions. Certain of the funds may enter into foreign currency futures contracts and forward currency contracts designed to offset a fund’s exposure to non-US currency. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a fund is contractually obligated to make or receive.
A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.
Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower the fund's returns. For index-based ETFs, such transactions are intended to improve the correlation of the fund’s return with the performance of its Underlying Index and may lower the fund’s return. A fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.
General Characteristics of Futures and Options. A fund may enter into futures and options contracts to the extent consistent with its investment objective and policies. A fund may only enter into futures contracts and options that are traded on a US or non-US exchange. No fund will use futures or options for speculative purposes.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each fund may enter into futures contracts to purchase the underlying securities when the Advisor and/or Subadvisor, as applicable, anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.
There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the futures contract and the movement in the price of the underlying reference asset. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The funds do not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
For index-based ETFs, a fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Advisor and/or Subadvisor, as applicable, as to anticipated trends which could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each fund to substantial losses. In the event of adverse price movements, each fund would be required to make daily cash payments of variation margin.
Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.
Each fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the reference asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each fund may elect to close the position by taking an opposite position, which will operate to terminate each fund’s existing position in the contract.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each fund. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., a fund may not receive the net amount of payments that it contractually is entitled to receive). Central clearing through FCMs is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.
Regulations Impacting Derivatives and the Lending of Portfolio Securities. Regulations adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and other regulators throughout the world, which recently took effect with respect to the funds, requires counterparties that are part of US or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements and agreements relating to swaps, currency forwards and other derivatives). The restrictions prevent the funds from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the funds from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the funds.
Recent Developments. Pursuant to regulations adopted by the SEC in October 2020, registered investment companies that invest in derivatives instruments must comply with new Rule 18f-4 under the Investment Company Act. Among other things, Rule 18f-4 requires funds that invest in derivatives instruments beyond a specified limited amount to implement a value-at-risk based limit to their use of certain derivative instruments, maintain a comprehensive derivatives risk management program, and appoint a derivatives risk manager. A fund that limits its use of derivatives instruments is not subject to the full requirements of Rule 18f-4 and instead qualifies as a “limited derivatives user.” This new regulatory framework eliminates and replaces the asset segregation and coverage framework established by prior SEC guidance and regulations. Since the compliance date on August 19, 2022, the funds comply with Rule 18f-4 as one of three types: funds that are not derivatives users, funds that are “limited derivatives users” and funds that are derivatives users that must adopt a derivatives risk management program in compliance with Rule 18f-4. Rule 18f-4 also governs a fund's use of certain other transactions that create future payment and/or delivery obligations by the fund, such as short sale borrowings and reverse repurchase agreements or similar financing transactions, and certain transactions entered into on a when-issued, delayed-delivery or forward-commitment basis. The requirements of Rule 18f-4 may limit a fund's ability to engage in derivatives transactions and certain other transactions noted above as part of its investment strategies. These requirements may also increase the cost of doing business, which could adversely affect the performance of a fund.

Energy Infrastructure Companies. These are companies that own and operate assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity, or that provide energy infrastructure related services. Energy infrastructure companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity.
Environmental, Social and Governance (ESG) Considerations. Although a fund does not seek to implement a specific ESG strategy unless disclosed in its Prospectus, portfolio management may consider ESG factors as part of the investment process for actively managed funds, when available. ESG factors are considered together with more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, as part of a fund’s overall fundamental research process. When evaluating ESG factors, portfolio management may rely on data obtained from a variety of sources, including company annual reports and sustainability reports, as well as other publicly available information. For most asset classes and market segments, portfolio management also has access to ESG research and assessments, including research provided by internal DWS analysts which consider ESG risks and opportunities, as well as access to proprietary grades and additional information from DWS’s proprietary ESG software tool (the “DWS ESG Engine”). For funds that do not seek to implement a specific ESG strategy, portfolio management generally considers those ESG factors it deems financially material (also referred to as “sustainability risks”) when making investment decisions, and the materiality of ESG considerations in a fund’s process will differ from strategy to strategy, from sector to sector, and from portfolio manager to portfolio manager, and, in some cases, ESG considerations may not represent a material component of a fund’s investment process. Certain funds (“ESG-dedicated funds”) incorporate specific ESG considerations into their investment objectives, strategies, and/or processes, as described in a fund’s Prospectus. Because investors can differ in their views of what constitutes positive or negative ESG characteristics, a fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a fund’s exposure to certain companies or industries, and an ESG-dedicated fund may forego certain investment opportunities. While portfolio management views ESG considerations as having the potential to contribute to a fund’s long-term performance, there is no guarantee that such results will be achieved.
As portfolio management weighs the ESG attributes of a potential investment, they may use the DWS ESG Engine. The DWS ESG Engine uses multiple external data providers and public data sources, and provides automated analysis of multiple ESG factors or issues, including a number of proprietary DWS ESG assessments. The DWS ESG Engine covers most listed asset classes but there is limited information on high yield, municipal bonds, emerging markets, IPOs and certain other types of securities due to incomplete vendor coverage. Through the DWS ESG Engine, portfolio management may also access issuer-specific contextual analysis that provides additional information about an issuer’s ESG risks and opportunities, risk mitigation actions or plans and other characteristics. An additional DWS internal review process allows for adjustments to certain individual ESG assessment scores, as calculated by the DWS ESG Engine. An internal review may occur, for example, if it is deemed that information is not reflected in the existing ESG grade because new information or insights have emerged that the ESG data vendors have not yet processed. Examples of information that may be considered in this review process include, but are not limited to, the announcement of new (or withdrawal from previously announced) climate-related commitments, or the resolution of legacy (or involvement in new) controversies.
Equity Securities. An investment in a fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each Underlying Index or fund portfolio are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities.
Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in a fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of a fund’s portfolio holdings may have an adverse effect on a fund’s performance.
Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Fixed Income Securities. An investment in a fund should also be made with an understanding of the risks inherent in an investment in fixed income securities or bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-US entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. In addition, bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment.

In response to market volatility and economic uncertainty in connection with the COVID-19 pandemic, the US government and certain foreign central banks took steps to stabilize markets by, among other things, reducing interest rates, including pursuing negative interest rate policies in some instances. In recent years, the US Federal Reserve and certain foreign central banks have raised interest rates in response to increased inflation. A rising interest rate environment may cause investors to move out of fixed-income and related securities on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from a fund. Recent increased inflation may cause fixed-income securities and related markets to experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause a fund’s share price to decline. More recently, the US Federal Reserve and certain foreign central banks have subsequently cut interest rates as inflation has decreased.
These considerations may limit a fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity and may increase interest rate risk for a fund.
Foreign Securities. To the extent a fund invests in stocks of non-US issuers, certain of the fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-US issuer. For ADRs, the depository is typically a US financial institution and the underlying securities are issued by a non- US issuer. For other forms of Depositary Receipts, the depository may be a non-US or a US entity, and the underlying securities may be issued by a non-US or a US issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the US securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
In general, Depositary Receipts will be sponsored, but a fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.
Investing in the securities of non-US issuers involves special risks and considerations not typically associated with investing in US issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect US investments in non-US countries, and potential restrictions on the flow of international capital. Non-US issuers may be subject to less governmental regulation than US issuers. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
The foreign countries in which a fund invests may become subject to economic and trade sanctions or embargoes imposed by the US or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.
Gold or Precious Metals. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.
In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under Subchapter M of the Code, a fund must, among other things, derive at least 90% of its annual gross income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold inside a subsidiary some amount of gold or precious metal that it would otherwise need to sell.
High Yield Fixed Income Securities – Junk Bonds. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated below the fourth highest credit rating category by Moody’s, S&P and Fitch, or unrated securities judged to be of equivalent quality as determined by the Advisor.
These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See “Ratings of Investments” in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.
Issuers of such high yielding securities often are highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.
Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty funding redemptions and other cash needs. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
An investment in illiquid securities is also subject to the risk of delays on resale and uncertainty in valuation. A fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.
Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.
Inflation. Inflation creates uncertainty over the future real value of an investment (the value after adjusting for inflation). The real value of certain assets or real income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund's assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a fund. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. Moreover, a fund's investments may not keep pace with inflation, which may result in losses to fund shareholders or adversely affect the real value of shareholders' investment in a fund. Fund shareholders' expectation of future inflation can also impact the current value of a fund’s portfolio, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Investment Companies and Other Pooled Investment Vehicles. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Pursuant to the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the fund’s total assets with respect to any one investment company; and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Since such time, an investment company may no longer rely on the aforementioned exemptive orders and no-action letters and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1). The impact of these regulatory changes on the funds is still uncertain. To the extent allowed by law or regulation, each fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Investment funds may include money market mutual funds operated in accordance with Rule 2a-7, closed-end funds, and exchange-traded funds (ETFs) (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.
Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying affiliated funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying affiliated funds advised by the Advisor or an affiliate and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund’s investment objectives.
ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing affiliated fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund’s ability to invest in commodity-related ETFs may be limited by its intention to qualify as a RIC under the Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund’s investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund’s use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.
Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated within the top four credit ratings categories by Moody’s, S&P, or Fitch, or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.
Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).
A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund, through its securities lending agent, may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. A fund also bears the risk that the contractual obligations of its securities lending agent and/or the borrower may not cover all potential losses to the fund in connection with the securities lending transaction.
In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Micro-Cap Companies. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
Mining and Exploration Risks. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.
Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, US territory, or possession. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. Since the fund invests a significant portion of its portfolio in municipal securities, the fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. For example, Chapter 9 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund’s investments.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund would hold the longer-term security, which could experience substantially more volatility. Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the fund might not recover the full principal amount of the obligation.
Municipal Bond Tax Risk. There is no guarantee that the fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for US federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax (“AMT”) rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the US Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund.

Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation Bond Risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Preferred Stock. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.
All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.
In summary, there are a number of special risks associated with investing in preferred stocks, including:

Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund’s portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted above, preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.
Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.
Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for US federal income tax purposes although it has not yet received such income.
Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a fund’s portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio’s current earnings rate.
Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.
Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.
Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.
Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.
Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund’s distributions attributable to such interest) may be a preference item for purposes of the AMT. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Privatized Enterprises. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the US government or its agencies or instrumentalities and any other debt security that the Advisor and/or Subadvisor, as applicable, determines at the time the repurchase agreement is entered into: (i) is issued by an issuer that has an exceptionally strong capacity to meet its financial obligations; and (ii) is sufficiently liquid that it can be sold at approximately its carrying value in the ordinary course of business within seven calendar days. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a fund could not hold directly without the repurchase obligation.
Repurchase agreements pose certain risks for a fund that utilizes them. Such risks are not unique to the funds but are inherent in repurchase agreements. The funds seek to minimize such risks but such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction.
Restricted Securities/Rule 144A Securities. The funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund’s obligations under reverse repurchase agreements are treated as borrowings requiring the necessary asset coverage under Section 18(f) of the 1940 Act. Such transactions may increase fluctuations in the market value of fund assets and its yield.
Russian Securities. As a result of political and military actions undertaken by Russia in recent years, including the military incursions in Ukraine in February 2022, the US, the European Union and other countries have instituted broad-ranging economic sanctions against Russia and certain Russian individuals, banking entities and corporations. Among other things, these sanctions froze certain Russian assets, prohibited trading in certain Russian securities and doing business with certain Russian individuals and entities, including large financial institutions. These sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in Russia’s credit rating, and a decline in the value and liquidity of Russian securities. Retaliatory actions or countermeasures that are being taken or may be taken in the future by Russia (including cyberattacks on other governments, corporations or individuals, the closure of Russian securities markets or the seizure of foreign residents’ assets), may further decrease the value and liquidity of Russian securities. Any or all of these potential results could push Russia’s economy into a recession. In addition, beginning in March 2022, certain index providers began removing Russian securities from their indices, including certain indices utilized by the funds. As a result of the sanctions, Russian government countermeasures, trading halts on U.S. and non-U.S. exchanges and the collective impact on the trading markets for Russian securities, a fund’s ability to buy and sell Russian investments has been impaired. For example, a fund may be required to freeze or otherwise be unable to sell or deliver existing investments in Russian securities, including, for index-based ETFs, securities that may have been removed from a fund’s Underlying Index, or may be prohibited from investing or otherwise be unable to invest in certain Russian securities. As a result, certain funds have used, and may in the future use, fair valuation procedures approved by the Board to value certain Russian securities, which could result in such securities being valued at zero. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of a fund to the extent their Underlying Indexes and/or their portfolios contain the securities of Russian issuers. It is impossible to predict when the sanctions imposed as a result of the Russian incursion into Ukraine, restrictions on trading Russian securities or other ramifications for the Russian economy and financial markets around the world will be relieved.
Short Sales. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. Each fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. Each fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the funds are required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, the fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. Each fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. Each fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the funds will be able to close out a short sale position at any particular time or at an acceptable price.
Each fund may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If a fund makes a short sale against the box, the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Each fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund because the fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short-Term Instruments and Temporary Investments. Short-term instruments, including money market instruments, may be used on an ongoing basis to provide liquidity or for other reasons, including, for index-based ETFs, to the extent necessary to help each fund track its underlying index. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Advisor and/or Subadvisor, as applicable); (ii) obligations issued or guaranteed by the US government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of US and non-US banks (including non-US branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s Investors Service, Inc. or “A-1” by Standard & Poor’s Financial Services LLC or, if unrated, of comparable quality as determined by the Advisor and/or Subadvisor, as applicable; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the credit quality requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term US dollar-denominated obligations of non-US banks (including US branches) that, in the opinion of the Advisor and/or Subadvisor, as applicable, are of comparable quality to obligations of US banks which may be purchased by a fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Small Companies. Small companies may have sales and earnings growth rates that exceed those of larger companies, and such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

Structured Notes (including Equity-Linked Notes (ELNs)). Structured notes are hybrid debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. ELNs are a type of structured note that have their principal and/or interest based on the performance of a single equity security, a basket of equity securities, or an equity index. ELNs may be designed to provide for protection of principal in exchange for limited participation in the appreciation of the underlying equity securities or equity index, or may not be principal protected. In addition, ELNs may be leveraged or unleveraged, and may trade on a securities exchange, on over-the-counter markets or through privately negotiated transactions. Because ELNs are structured to seek the characteristics of the underlying equity securities or equity index with written call options or put options, the fund may not benefit fully from an increase in value of the underlying instrument. Correlation between the price of an ELN and the underlying instruments may be imperfect. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.
The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities. Structured notes are also subject to counterparty risk, which is the risk that the issuer of the structured note will default on its commitments. Structured notes, including ELNs, based on underlying equity instruments have the risks inherent in the underlying equity instruments, including market risk, but are also exposed to risks applicable to debt instruments, such as credit risk and interest rate risk.
The US federal income tax treatment of a structured note will depend on the particular features of the structured note and in some cases may be uncertain. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats structured notes for US federal income tax purposes.
Technology and Data Risk. The Advisor and its affiliates use various technological tools and data in providing investment advisory services. The technological tools the Advisor and its affiliates may employ include, but are not limited to, software, computer systems, digital systems and algorithms, including a machine learning algorithm as a component in its evaluative processes for screening high yield securities, if applicable (although all investment decisions and security selections are exclusively made by portfolio management). As technology advances, the Advisor and its affiliates expect to continue to explore, test the utility of, and potentially use a variety of technologies, including emerging forms of technology. While the Advisor and its affiliates seek to employ reasonable controls with respect to technology, there are nonetheless risks associated with the use of technology. These risks include, but are not limited to: that a technology will not perform as expected or intended; that a technology will change over time without detection by the Advisor or its affiliates; and that a technology is susceptible to cyber security risk and can be configured or used in a way that leads to unexpected or unintended results. For these and other reasons, the use of technology may result in losses, financial or otherwise, to a fund. The Advisor or its affiliates use a range of data sourced internally or from third-party providers in the investment management process. While the Advisor and its affiliates seek to ensure the reliability of the data, such data may be inaccurate, incomplete, inconsistent or out-of-date, which may result in losses, financial or otherwise, to a fund.
US Government Securities. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
US government securities may include “zero coupon” securities that have been stripped by the US government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.
Interest rates on US government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the US government securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US government securities will tend to decline, and as interest rates fall the value of a fund’s investments in US government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
Because of the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued and Delayed-Delivery Securities. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.
At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. Rule 18f-4 under the 1940 Act permits a fund to invest in a security on a when-issued or delayed-delivery basis and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Yields and Ratings. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See “Ratings of Investments” for descriptions of the ratings provided by certain recognized rating organizations.

Part II: Appendix II-F—Taxes
The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. This summary assumes that investors holds shares of a fund as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.
For purposes of this summary, a “U.S. shareholder” is a beneficial owner of Shares of a fund that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person (as such term is defined under the Code). The term “non-U.S. shareholder” as used in this summary means a beneficial owner of Shares of a fund that is neither a U.S. Shareholder nor a partnership for federal income tax purposes.
If an entity treated as a partnership for federal income tax purposes holds shares of a fund, the federal income tax treatment of the partnership and its partners generally will depend in part upon the status and activities of the partnership and its partners and certain determinations made at the partner level.
Regulated Investment Company Qualifications. Each fund intends to qualify for treatment as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-US currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% or more of their gross income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each fund’s taxable year, (a) at least 50% of the market value of each fund’s total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each fund’s total assets may be invested in the securities (other than US government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A fund’s investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in a fund being subject to state, local, or non-US income, franchise or withholding taxes.

Taxation of Regulated Investment Companies. As a RIC, a fund will not be subject to US federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code determined without regard to the deduction for dividends paid (i.e., taxable income other than its net long-term capital gain over its net short-term capital loss) for the taxable year, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to federal income tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions (including any distributions of net tax-exempt income and net long-term capital gain) generally will be taxable to shareholders as ordinary dividends to the extent of the fund’s current or accumulated earnings and profits. In such event, distributions to individuals and other non-corporate shareholders should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction, provided in both cases the shareholder meets certain holding period and other requirements. Although each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each fund will be subject to US federal income taxation to the extent any such income or gains are not distributed. If a fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a fund fails to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a RIC in a subsequent year.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy the minimum distribution requirement described above.
Excise Tax. A fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute, or be deemed to have distributed, to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, a fund may be unable to avoid the excise tax.
Fund Losses. If a fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the fund’s next taxable year, and the excess (if any) of the fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.
Taxation of US Shareholders. Dividends and other distributions by a fund are generally treated under the Code as received by the U.S. shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to U.S. shareholders of record on a specified date in such a month shall be deemed to have been received by each U.S. shareholder on December 31 of such calendar year and to have been paid by the fund on such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.
Each fund intends to distribute annually to its U.S. shareholders substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and any net long-term capital gains in excess of net short-term capital losses (taking into account any available capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (taking into account any available capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, the fund may report such retained amounts as undistributed capital gains in a notice to its U.S. shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the U.S. shareholder's gross income and the federal income tax deemed paid by the U.S. shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to US federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or reinvested in additional Shares and regardless of how long a U.S. shareholder has held Shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“regular dividends”) are generally subject to federal income tax as ordinary income, subject to the discussion of qualified dividend income and tax-exempt dividends below.
If a non-corporate U.S. shareholder receives a regular dividend that is qualified dividend income and such dividend constitutes an “extraordinary dividend,” and the non-corporate U.S. shareholder subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period and aggregating dividends with ex-dividend dates within a 365-day period in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each U.S. shareholder, be treated as a tax-free return of capital to the extent of a U.S. shareholder’s basis in Shares of the fund, and as a capital gain thereafter. Because a return of capital distribution will reduce the basis of a U.S. shareholder's Shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those Shares on which the distribution was paid are sold. U.S. shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the U.S. shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.
Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and U.S. shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses, currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of shareholder distributions.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund Shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sales of Shares. Upon the sale or exchange of Shares of a fund, a U.S. shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the U.S. shareholder’s basis in Shares of a fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the U.S. shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a fund Share held by the U.S. shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the U.S. shareholder with respect to such Share. Any loss realized by a U.S. shareholder on the sale of fund shares held by the U.S. shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the U.S. shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A U.S. shareholder’s ability to utilize capital losses may be limited under the Code.
Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers.
U.S. shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts. Because the federal income tax treatment of a sale or exchange of fund Shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.
Back-Up Withholding. In certain cases, withholding will be required at the applicable withholding rate (currently 24%), from any distributions and redemption proceeds paid to a U.S. shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify that such U.S. shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a US person (including a US resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s US federal income tax liability.
Creation Units. An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered, plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received, plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the acquisition of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The Trust, on behalf of each fund, has the right to reject an order for a purchase of Shares of the fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given fund and if, pursuant to Sections 351 and 362 of the Code, that fund would have a basis in the securities different from the fair market value of such securities on the date of deposit. If a fund’s basis in such securities on the date of deposit was less than fair market value on such date, the fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to fair market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Investment in the Underlying Funds. A fund’s exposure to securities through an underlying fund (i.e., the Underlying Funds) may be less tax efficient than a direct investment in securities. The fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for federal income tax purposes. The fund’s sales of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred indefinitely under the wash sale rules. Any loss realized by the fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the underlying fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced federal income tax rates when distributed to individual and certain other non-corporate U.S. shareholders.
Taxation of Certain Derivatives. A fund’s transactions in zero coupon securities, non-US currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on non-US currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-US currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a RIC.
A fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-US currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.
As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
Qualified Dividend Income. Distributions by a fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in Shares, will be taxable for federal income tax purposes either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to U.S. individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the fund receives qualified dividend income on the securities it holds and the fund reports the distribution as qualified dividend income and certain holding period and other requirements are satisfied. Distributions by a fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable US corporations (but generally not from entities treated as real estate investment trusts for federal income tax purposes (“US REITs”)) and certain non-US corporations (e.g., non-US corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the US or in certain countries with a comprehensive tax treaty with the US, or the stock of which is readily tradable on an established securities market in the US). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Armenia, Australia, Austria, Azerbaijan, Bangladesh, Barbados, Belgium, Bulgaria, Canada, Chile, China (but not with Hong Kong, which is treated as a separate jurisdiction for US tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Georgia, Germany, Greece, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Moldova, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Tajikistan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Ukraine, the United Kingdom, Uzbekistan and Venezuela.
A dividend from a fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend with respect to such dividend); (ii) the fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a fund from a US REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such US REIT or other RIC. It is expected that dividends received by a fund from a US REIT and distributed to a shareholder generally will be taxable to a U.S. shareholder as ordinary income.
For taxable years beginning after December 31, 2017, qualified US REIT dividends (i.e., US REIT dividends other than capital gain dividends and portions of US REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. individuals, trusts and estates. A fund that receives qualified US REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a fund as qualified US REIT dividends, a shareholder must hold Shares of the fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the Shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the fund’s qualified US REIT dividend income.
If you lend your fund Shares pursuant to securities lending arrangements you may lose the ability to use non-US tax credits passed through by the fund or to treat fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to Shares of the fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax advisor.
Corporate Dividends Received Deduction. Dividends paid by a fund that are attributable to dividends received by the fund from US corporations may qualify for the dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180-day period beginning 90 days prior to ex-dividend date for preferred stock) during which risk of loss may not be diminished is required for the applicable shares, at both the fund and shareholder level, for a dividend to be eligible for the dividends received deduction. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law. The dividends received deduction also may be reduced as a result of a fund’s securities lending activities, hedging activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a fund.
Excess Inclusion Income. Under current law, a fund serves to block unrelated business taxable income from being realized by its tax-exempt U.S. shareholders. Notwithstanding the foregoing, a tax-exempt U.S. shareholder could realize unrelated business taxable income by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from US REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To U.S. shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has “unrelated business taxable income” for a taxable year, a 100% excise tax on the “unrelated business taxable income” is imposed on the trust.
Non-US Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the fund’s “functional currency” and the time the fund actually collects such receivables or income or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the fund’s functional currency for federal income tax purposes is the US dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-US currency, non-US currency forward contracts and certain non-US currency options or futures contracts denominated in non-US currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise. Certain funds (or a “qualified business unit” of the fund) may treat the RMB as its functional currency. Under those circumstances, the fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the US dollar, but a fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the US dollar between the acquisition and disposition dates of US currency, between the date on which a fund dividend is declared and the date on which it is paid, and potentially in connection with fund redemptions.

Income received by the funds from sources within foreign countries (including, for example, interest and dividends on securities of non-US issuers) may be subject to withholding and other taxes imposed by such countries. In some cases, gain on the sale of shares of foreign issuers may also be subject to foreign tax. Tax treaties between such countries and the US may reduce or eliminate such taxes. Foreign taxes paid by the funds will reduce the return from the funds’ investments.
Each fund may be subject to non-US income taxes withheld at the source. Each fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-US income taxes paid by the fund provided that both the fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the fund’s non-US income taxes, and (ii) either deduct (in calculating US taxable income) or credit (in calculating US federal income tax) the investor’s pro rata share of the fund’s non-US income taxes. A non-US shareholder invested in the fund in a year that the fund elects to “pass through” its non-US taxes may be treated as receiving additional dividend income subject to US withholding tax. A non-US tax credit may not exceed the investor’s US federal income tax otherwise payable with respect to the investor’s non-US source income. For this purpose, shareholders must treat as non-US source gross income (i) their proportionate Shares of non-US taxes paid by the fund and (ii) the portion of any dividend paid by the fund that represents income derived from non-US sources; the fund’s gain from the sale of securities will generally be treated as US-source income. Certain limitations will be imposed to the extent to which the non-US tax credit may be claimed. Tax-exempt shareholders and shareholders investing through tax-advantaged accounts will not ordinarily benefit from this election relating to foreign taxes.
A-Shares Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect” and the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect”), foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount for U.S. federal income tax purposes (“OID”) is treated as interest income and is required to be accrued (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and, in the case of a taxable obligation, is taxable, even though a fund holding the security receives no interest payment in cash during the year. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend (to the extent of the earnings and profits of the corporate issuer) for federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as interest income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the fund will be required to accrue the acquisition discount, or OID, over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
The funds generally will be required to distribute dividends to shareholders representing discount on debt securities that is accrued, even though cash representing such income may not have been received by the fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the fund.
A fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the fund. US federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to US federal income or excise tax.
Passive Foreign Investment Companies. If a fund holds shares in “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

A fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making either of these elections, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting. If a shareholder recognizes a loss with respect to a fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-US taxes depending on each shareholder’s particular situation.
Taxation of Non-US Shareholders. Dividends paid by a fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-US investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to US withholding tax. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under an income tax treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.
In general, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a fund, unless the non-U.S. shareholder is present in the United States for 183 days or more during the taxable year or the special rules relating to gain attributable to the sale or exchange of US real property interests discussed below apply to the non-U.S. shareholder's sale of Shares of the Fund.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-US shareholder subject to US tax on disposition of a US real property interest as if such person were a US shareholder. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in US real property); and (ii) you are a non-US shareholder that owns more than 5% of a fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a US real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to US federal income tax, and requiring that you file a nonresident US income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-US shareholder that is a corporation. Even if a non-US shareholder does not own more than 5% of a fund’s shares, fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Further, if a fund is a “US real property holding corporation,” any gain realized on the sale or exchange of fund shares by a non-U.S. shareholder that owns more than 5% of a class of fund shares would generally be taxed in the same manner as for a US shareholder. A fund will be a “US real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of US real property interests, including stock of certain US REITs.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from US federal withholding tax when they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s US source interest income, reduced by expenses that are allocable to such income), or (ii) are paid with respect to the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the fund may report all, some or none of the fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the fund’s distributions (e.g. interest from non US sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In case of shares held through an intermediary, the intermediary may withhold on a payment even if the fund reports the payment as eligible for the exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.
Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and generally will be subject to the US estate tax.
The Foreign Account Tax Compliance Act (“FATCA”) generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund dividends and distributions and redemption proceeds. Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of shares of a RIC). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. A fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Standby Commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third- party puts or other types of features such as interest rate swaps; those investments may require the fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a RIC will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a RIC with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third-party. The fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third-party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If the fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the fund, in relation to various RIC tax provisions is unclear. However, the Advisor intends to manage the fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.
As described herein, in certain circumstances the fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. The fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense.
Exempt-interest dividends. Any dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond Active ETF that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund’s taxable year, at least 50% of the total value of a fund’s assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a).
Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from U.S. shareholders’ gross income for federal income tax purposes but may result in liability for federal AMT purposes and for state and local tax purposes for both individual and corporate U.S. shareholders. For example, if a fund invests in “private activity bonds,” certain U.S. shareholders may be subject to AMT on the part of a fund’s distributions derived from interest on such bonds.
Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund’s total distributions (not including capital gain dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares. In addition, the Code may require a U.S. shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the AMT applicable to individuals. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. In addition, for taxable years beginning after December 31, 2022, exempt interest dividends may affect the corporate AMT for certain corporate shareholders. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the AMT, the federal “branch profits” tax or the federal “excess net passive income” tax. Additionally, any loss realized upon the sale or exchange of fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the AMT. Shareholders who have not held shares of a fund for a full taxable year may have reported as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.
The foregoing discussion is a summary of certain material US federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and non-US tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
The sale or other transfer by the Advisor and/or Subadvisor of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.05% on the transacted value. The Advisor and/or Subadvisor will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.
It is also unclear how China’s business tax may apply to activities of a QFI and how such application may be affected by tax treaty provisions.

Part II: Appendix II-G—Proxy Voting Policy and Guidelines
Scope
DWS investment advisors (“DWS”)1 registered with the SEC have adopted and implemented the following Proxy Voting Policy and Guidelines – DWS Americas (“Policy and Guidelines”). The Policy and Guidelines are reasonably designed to ensure that proxies are voted in the best economic interest of DWS’s advisory clientswith voting rights2 (i.e., equity securities) and in accordance with its fiduciary duties and local regulation. The Policy and Guidelines apply to DWS when on behalf of client accounts, it has taken on the responsibility to vote or provide recommendations relating to proxies.
The guidelines attached as Attachment A represent a set of recommendations (the “Guidelines”) that were determined by the DWS Proxy Voting Sub-Committee (“the PVSC”). These Guidelines were developed and approved by the PVSC to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The PVSC developed the Guidelines in consideration of various sources, including certain proxy voting guidelines of its proxy voting agent, Institutional Shareholder Services Inc. (“ISS”) as well as other sources. As a fiduciary, DWS owes its clients a duty of loyalty and duty of care. As a result, DWS has a fiduciary obligation to vote proxies in the best economic interest of clients taking into consideration reasonable costs without considering any relationship that it or its parent or affiliates may have with an issuer. In addition, the organizational structures and documents of the various DWS legal entities allow, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company.
Capitalized terms have the meaning ascribed to them in the Glossary.
DWS’s Proxy Voting Responsibilities
Proxy votes are the property of DWS’s advisory clients.As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to ISS, an independent third-party proxy voting specialist. ISS analyses and votes DWS’s advisory clients’ proxies in accordance with the Guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

1 These include DWS Investment Management Americas, Inc. (“DIMA”), DBX Advisors LLC (“DBX”) and RREEF Americas L.L.C. (“RREEF”) as well as DWS registered investment advisors based outside of the U.S. who provide services to U.S. accounts based on delegation from DIMA, DBX or RREEF.
2 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment advisor or sub-advisor; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. DWS generally does not recall shares during a particular proxy vote but may recall shares under the limited circumstances described below. DWS maintains a list of U.S. and Canadian securities for certain clients that it does not intend to lend through a securities lending program during a given proxy voting season based on such factors as the overall ownership level to impact a vote, expected proxy votes on various matters or potential revenue associated with the security being out on loan over the period. DWS will also recall shares of securities on loan during a particular proxy vote for all products that have adopted an environmental, social and governance

(“ESG”) dedicated investment strategy. The handling of all recall requests is beyond DWS’s control and may not be satisfied in time for DWS to vote the shares in question. When shares remain on loan through a securities lending program, the portfolio management teams will not be able to participate in the votes.
POLICIES
Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that this responsibility includes consideration of the economic effect on companies of certain relevant ESG factors.
DWS Investment Platform
Portfolio managers or research analysts in the DWS Investment Platform with appropriate standing (“Portfolio Management”)3 review recommendations for the U.S. accounts they manage from ISS on how to vote proxies based on the application of the Guidelines. Portfolio Management and members of the PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines, if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.
The Proxy Voting Sub-Committee
The PVSC is a sub-committee of and established by the Americas Investment Risk Fiduciary Oversight Committee pursuant to written Terms of Reference. The PVSC is responsible for overseeing DWS’s proxy voting activities, including:
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Adopting, monitoring and updating the Guidelines that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
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Making decisions on how to vote proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) the Guidelines are uncertain for specific circumstances, in which case it could lead to items being referred back to the PVSC, per implementation procedures, to determine how to vote proxies in the best economic interest of DWS’s clients; (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
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Appeals raised by Portfolio Management, the PVSC and others to vote a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines; and
•
Monitoring DWS’s Proxy Vendor Oversight Group (“Proxy Vendor Oversight”) proxy voting activities (see below)
DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’s proxy responsibilities in this regard.

3 Portfolio Management also includes portfolio managers from DWS registered investment advisors based outside the U.S. who provided services to the U.S. accounts based on a delegation from DIMA, DBX or RREEF.

Availability of Proxy Voting Policies and Proxy Voting Record
Copies of this Policy and Guidelines, as it may be updated from time to time are made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.
Procedures
The key aspects of DWS’s proxy voting process are delineated below.
The DWS Proxy Voting Guidelines
The Guidelines set forth the PVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The PVSC will review the Guidelines as necessary to support the best economic interest of DWS’s clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interest of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the PVSC Chairperson(s) will ask PVSC members whether anyone outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.
The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment advisor or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders.
Proxy Voting Recommendations and Decisions Made on a Case-by-Case Basis
Proxy Vendor Oversight will refer to Portfolio Management and members of the PVSC for review and recommendations on how to vote proxies prepared by ISS based upon the Guidelines. The proxies shall be voted on a case-by-case basis based on ISS’s application of the Guidelines. Portfolio Management and members of PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines.
Specific Proxy Voting Decisions Made by the PVSC
Proxy Vendor Oversight will refer to the PVSC only proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with this Policy and Guidelines, have been appealed. The Proxy Vendor Oversight team will present to Portfolio Management and members of the PVSC all proposals voted on a case-by-case basis in accordance with the Guidelines which will include recommendations from ISS based on ISS’s application of the Guidelines and, in certain instances as outlined in the Guidelines or its Sustainability Proxy Voting Guidelines (“Sustainability”) Policy on social and sustainability issues. Portfolio Management may appeal a recommendation when they believe that it may not be in the best economic interest of the client to vote in accordance with the recommendation, and such appeal will be referred by the Proxy Vendor Oversight team to the PVSC for consideration.
DWS’s Stewardship Voting Group (“Stewardship Voting”) provides support to the PVSC but does not make any voting recommendations or determinations. They will research vote recommendations from ISS based on its various policies. Stewardship Voting will assess whether such recommendations are in the best economic interest of clients and inform the PVSC Chairperson(s) of any such ISS recommendations that Stewardship Voting believes may not be in the best economic interest of clients. Stewardship Voting will periodically provide a report to the PVSC that includes details of its analysis with respect to the ISS recommendations based on its Sustainability Policy and how DWS voted on each proxy. Stewardship Voting may also, at the PVSC’s request, provide research and analysis related to other proxy matters.
Additionally, if Proxy Vendor Oversight, the PVSC Chairperson(s), any member of the PVSC or Portfolio Management believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interest of clients, that individual may bring the matter to the attention of the PVSC Chairperson(s) and/or Proxy Vendor Oversight.
If Proxy Vendor Oversight refers a proxy proposal to the PVSC (or Action Group) or the PVSC (or Action Group) determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interest of clients, the PVSC (or Action Group) will evaluate and instruct the Proxy Vendor Oversight team to vote the proxy in accordance with its fiduciary duty and subject to the procedures below regarding conflicts. Proxy Vendor Oversight shall periodically report to the PVSC the details of any instructions received from any Action Group.
The PVSC endeavors to determine how to vote particular proxies prior to the voting deadline.
Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting
In some cases, the PVSC may determine that it is in the best economic interest of DWS’s clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS may not vote on the issue:
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Neither the Guidelines nor specific client instructions cover an issue;
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ISS does not make a recommendation on the issue;
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There is not sufficient time prior to the voting deadline to make a determination as to what voting decision would be in the client’s best interest; or
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Local regulations restrict DWS from voting on a particular issue.
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Sanctions restrict DWS from voting on a particular issue.
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.
There may be instances when DWS holds a position in a private company requiring a voting decision. ISS does not provide research and is unable to provide a voting recommendation based on the Guidelines with respect to private companies. As a result, DWS will refer all private company proxies to portfolio management for a review based on information that is available to them. Portfolio management will submit any recommendations to vote “For” or “Against” proposals for private companies to the PVSC for consideration. DWS will vote to “Abstain” for proposals for private companies if portfolio management does not have a recommendation to vote “For” or “Against” based on the available information.
Proxy Vendor Oversight will coordinate with the PVSC Chairperson(s) regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures
Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle
In the limited circumstances where the PVSC votes proxies,4 the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interest of DWS’s clients.5
Independence of the PVSC
As a matter of Compliance policy, the PVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need-to-know basis).
Conflict Review Procedures
The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the PVSC, the PVSC Chairperson(s) shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC’s decision on the particular vote at issue. PVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours for the Americas/Europe and 48 hours for APAC) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

4 As mentioned above, the PVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interest of clients. Further, the PVSC will review recommendations for proxies if Portfolio Management or a member of the PVSC recommends voting contrary to the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the Guidelines or ISS recommendation based on its application of the Guidelines.
5 Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC Chairperson(s).
If notified that DWS has a material conflict of interest as described above, the PVSC chairperson(s) will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chairperson(s) shall do so in accordance with the procedures set forth below.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.
Procedures to be followed by the PVSC
At the beginning of any discussion regarding how to vote any proxy, the PVSC Chairperson(s) (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The PVSC Chairperson(s) also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member, or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts review. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the PVSC’s meeting minutes.
Duty to Report. Any DWS employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the PVSC Chairperson(s) (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members

The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.
If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three PVSC voting members remaining, the PVSC Chairperson(s) will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.
Affiliated Investment Companies, Rule 12d1-4 and Affiliated Public Companies
Investment Companies
For investment companies for which DWS or an affiliate serves as investment advisor or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). In addition, if a registered investment company (including an exchange traded fund) advised by DWS or an affiliate together with DWS advisory clients, in aggregate, (i) hold more than 25% of the outstanding voting securities of an investment company that is not a registered closed-end fund or business development company, or (ii) hold more than 10% of the outstanding voting securities of an investment company that is a registered closed-end fund or business development company, then DWS will vote its holdings in such registered investment company’s securities in the same proportion as the vote of all other holders of such securities (i.e., “mirror” or “echo” voting) as required by Rule 12d1-4 of the 1940 Act. Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of 1940 Act.
Affiliated Public Companies
For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.
Note: With respect to affiliated registered investment companies that invest in the DWS Central Cash Management Government Fund (registered under the 1940 Act), the affiliated registered investment companies are not required to engage in echo voting with respect to proxies of the DWS Central Cash Management Government Fund and the investment advisor will use these Guidelines and may determine, with respect to proxies of the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
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Code of Conduct– Deutsche Bank Group;
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Conflicts of Interest Policy – DWS Group;
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Code of Ethics – DWS Group (U.S. Registered Entities); and

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DWS Records Management Policy – Global.
The PVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the PVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.
RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.
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DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
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Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
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The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;
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Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;
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Analyst worksheets created for stock option plan and share increase analyses; and
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Proxy Edge print-screen of actual vote election.
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DWS will: (i) retain this Policy and the Guidelines; (ii) maintain records of requests from Portfolio Management and members of the PVSC to appeal a recommendation on how to vote a proxy; (iii) maintain minutes of the meeting of the PVSC; (iv) maintain records of client requests for proxy voting information; and (v) retain any documents prepared by Proxy Vendor Oversight, Stewardship Voting or the PVSC that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
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The PVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
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With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):
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The name of the issuer of the portfolio security;
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The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
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The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
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The shareholder meeting date;
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A brief identification of the matter voted on;
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Whether the matter was proposed by the issuer or by a security holder;
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Whether the company cast its vote on the matter;
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How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

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Whether the company cast its vote for or against Management.
Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Data and Record Management Policy - Deutsche Bank Group and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.
OVERSIGHT RESPONSIBILITIES
Proxy Vendor Oversight will review a reasonable sampling of votes based on its procedures on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the PVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.
In addition, the PVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.
The PVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the PVSC’s meeting minutes.
The Proxy Vendor Oversight group will coordinate with ISS the preparation, and ensure timely filing, of the applicable Form N-PX for DWS advised registered funds and for each applicable registered investment adviser, including DIMA, RREEF and DBX.
ANNUAL REVIEW
The PVSC, in cooperation with Proxy Vendor Oversight and DWS Compliance, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.
GLOSSARY
Term	Definition
Action Group	A sub-group of the PVSC (as defined below) that will include the Chairperson(s) and at least one other member of the PVSC.
ISS	Institutional Shareholder Services, Inc.
PVSC	Proxy Voting Sub-Committee
SEC	Securities and Exchange Commission
1940 Act	Investment Company Act of 1940, as amended
LIST OF ANNEXES AND ATTACHMENTS
Attachment A – DWS Proxy Voting Guidelines – DWS Americas

Attachment A
DWS
Proxy Voting Guidelines – DWS Americas
Effective for Meetings on or after March 20, 2026

TABLE OF CONTENTS
BOARD OF DIRECTORS
Independence
Composition
Responsiveness
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Problematic Audit-Related Practices
Problematic Compensation Practices
Problematic Pledging of Company Stock
Climate Accountability
Governance Failures
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
Proxy Contests/Proxy Access
Other Board Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Board Refreshment
Term/Tenure Limits
Age Limits
Board Size
Classification/Declassification of the Board
CEO Succession Planning
Cumulative Voting
Director and Officer Indemnification, Liability Protection and Exculpation
Establish/Amend Nominee Qualifications
Establish Other Board Committee Proposals
Filling Vacancies/Removal of Directors
Independent Board Chair
Majority of Independent Directors/ Establishment of Independent Committees
Majority Vote Standard for the Election of Directors
Proxy Access
Require More Nominees than Open Seats
Shareholder Engagement Policy (Shareholder Advisory Committee)
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability

Auditor Ratification
Shareholder Proposals Limiting Non-Audit Services
Shareholder Proposals on Audit Firm Rotation
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Control Share Acquisition Provisions
Control Share Cash-Out Provisions
Disgorgement Provisions
Fair Price Provisions
Freeze-Out Provisions
Greenmail
Shareholder Litigation Rights
Federal Forum Selection Provisions
Exclusive Forum Provisions for State Law Matters
Fee shifting
Net Operating Loss (NOL) Protective Amendments
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Management Proposals to Ratify a Poison Pill
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Proxy Voting Disclosure, Confidentiality, and Tabulation
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Reimbursing Proxy Solicitation Expenses

Reincorporation Proposals
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Stakeholder Provisions
State Antitakeover Statutes
Supermajority Vote Requirements
Virtual Shareholder Meetings
CAPITAL RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
Common Stock Authorization
Dual Class Structure
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock Authorization
Recapitalization Plans
Reverse Stock Splits
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
Share Repurchase Programs
Share Repurchase Programs Shareholder Proposals
Stock Distributions: Splits and Dividends
Tracking Stock
Restructuring
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Joint Ventures
Liquidations
Mergers and Acquisitions
Private Placements/Warrants/Convertible Debentures
Reorganization/Restructuring Plan (Bankruptcy)
Special Purpose Acquisition Corporations (SPACs)
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Spin-offs
Value Maximization Shareholder Proposals
COMPENSATION
Executive Pay Evaluation

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Equity-Based and Other Incentive Plans
Further Information on certain EPSC Factors:
Egregious Factors
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
Other Compensation Plans
401(k) Employee Benefit Plans
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans—Qualified Plans
Employee Stock Purchase Plans—Non- Qualified Plans
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Stock Option (TSO) Programs
Director Compensation
Shareholder Ratification of Director Pay Programs
Equity Plans for Non-Employee Directors
Non-Employee Director Retirement Plans
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
Compensation Consultants-Disclosure of Board or Company’s Utilization
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Golden Coffins/Executive Death Benefits
Hold Equity Past Retirement or for a Significant Period of Time
Pay Disparity
Pay for Performance/Performance-Based Awards
Pay for Superior Performance
Pre-Arranged Trading Plans (10b5-1 Plans)
Prohibit Outside CEOs from Serving on Compensation Committees

Recoupment of Incentive or Stock Compensation in Specified Circumstances
Severance and Golden Parachute Agreements
Share Buyback Impact on Incentive Program Metrics
Supplemental Executive Retirement Plans (SERPs)
Tax Gross-Up Proposals
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
ROUTINE / MISCELLANEOUS
Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Other Business
SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
Endorsement of Principles
Animal Welfare
Animal Welfare Policies
Animal Testing
Animal Slaughter
Consumer Issues
Genetically Modified Ingredients
Reports on Potentially Controversial Business/Financial Practices
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
Product Safety and Toxic/Hazardous Materials
Tobacco-Related Proposals
Climate Change
Environmental Justice

Financed Emissions
Just Transition
Natural Capital
Say on Climate (SoC) Management Proposals
Say on Climate (SoC) Shareholder Proposals
Climate Change/Greenhouse Gas (GHG) Emissions
Energy Efficiency
Renewable Energy
Diversity
Board Diversity
Equality of Opportunity
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Gender, Race / Ethnicity Pay Gap
Racial Equity and/or Civil Rights Audit Guidelines
Environment and Sustainability
Facility and Workplace Safety
Hydraulic Fracturing
Operations in Protected Areas
Recycling
Sustainability Reporting
Water Issues
General Corporate Issues
Charitable Contributions
Data Security, Privacy, and Internet Issues
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Tax Transparency
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
Mandatory Arbitration
Operations in High Risk Markets
Outsourcing/Offshoring
Sexual Harassment
Weapons and Military Sales
Political Activities
Lobbying
Political Contributions
Political Expenditures and Lobbying Congruency
Political Ties
REGISTERED INVESTMENT COMPANY PROXIES

Election of Directors
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
Converting Closed-end Fund to Open-end Fund
Proxy Contests
Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Business Development Companies— Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
Disposition of Assets/Termination/ Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Distribution Agreements
Master-Feeder Structure

Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor
INTERNATIONAL PROXY VOTING
Appendix I

NOTE: Because of the unique oversight structure and regulatory scheme applicable to closed-end and open-end investment companies, except as otherwise noted, these voting guidelines are not applicable to holdings of shares of closed-end and open-end investment companies (except Real Estate Investment Trusts).
In voting proxies that are noted case-by-case, DWS will vote such proxies based on recommendations from ISS based on its application of the Guidelines.
BOARD OF DIRECTORS
DWS’s policy is to generally vote for director nominees6, except under the following circumstances (with new nominees considered on case-by-case basis):
Independence
General Recommendation
DWS’s policy is to generally vote against7 or withhold from non-independent directors when (See Appendix 1 for Classification of Directors):
•
Independent directors comprise 50 percent or less of the board;
•
The non-independent director serves on the audit, compensation, or nominating committee;
•
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

6 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
7 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company, and the proxy must be checked to determine the valid contrary vote option for the particular company.

Composition
Attendance at Board and Committee Meetings
DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year8) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•
Medical issues/illness;
•
Family emergencies; and
•
Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, DWS’s policy is to generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, DWS’s policy is to generally vote against or withhold from the director(s) in question.
Overboarded Directors
DWS’s policy is to generally vote against or withhold from individual directors who:
•
Sit on more than four public company boards; or
•
Are CEOs of public companies who sit on the boards of more than one public company besides their own—withhold only at their outside board9
Combined Chair/CEO
DWS’s policy is to vote case-by-case for new nominees who are up for election to serve as a combined Chair and CEO, taking into considerations the following:
•
A majority independent board and/or the presence of independent directors on a key board committees;
•
A clearly defined lead independent director serving as an appropriate counterbalance to a combined CEO/chair role.
DWS’s policy is to generally vote for an incumbent director who is a combined Chair and CEO up for reelection.

8 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
9 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Responsiveness
DWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
−
Disclosed outreach efforts by the board to shareholders in the wake of the vote;
−
Rationale provided in the proxy statement for the level of implementation;
−
The subject matter of the proposal;
−
The level of support for and opposition to the resolution in past meetings;
−
Actions taken by the board in response to the majority vote and its engagement with shareholders;

−
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
−
Other factors as appropriate.
•
The board failed to act on takeover offers where the majority of shares are tendered; or
•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and/or the say-on-pay proposal when the company’s previous say-on-pay proposal received support of less than 70 percent of votes cast. Factors that will be considered in assessing board responsiveness include:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns.
If the company discloses meaningful engagement efforts, but in addition states that it was unable to obtain specific feedback, DWS will assess company actions taken in response to the say-on-pay vote as well as the company's explanation as to why such actions are beneficial for shareholders.
Additional factors that may be considered include:
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure;
•
Significant corporate activity, such as a recent merger or proxy contest; and
•
Any other compensation action or factor considered relevant to assessing board responsiveness.
•
If the say-on-pay support level was less than 50 percent of votes cast, this would warrant the highest degree of responsiveness as assessed under the factors noted above.
DWS may also vote case-by-case on Compensation Committee members (or in exceptional cases the full board) where the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Poison Pills
DWS’s policy is to generally vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:
•
The company has a poison pill with a deadhand or slowhand feature10;
•
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•
The company has a long-term poison pill, (with a term of over one year) that was not approved by the public shareholders.11
DWS’s policy is to generally vote case-by-case on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:
•
The trigger threshold and other terms of the pill;
•
The disclosed rationale for the adoption;
•
The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization and extraordinary industry-wide or macroeconomic events);
•
A commitment to put any renewal to a shareholder vote;
•
The company’s overall track record on corporate governance and responsiveness to shareholders; and
•
Other factors as relevant.
Unequal Voting Rights:
DWS’s policy is to generally vote for directors of a company employing a common stock structure with unequal voting rights.12
Classified Board Structure:
DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company’s board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

10 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still withhold or vote against nominees at the next shareholder meeting following its adoption.
11Approval prior to, or in connection, with a company’s becoming publicly traded or in connection with a de-SPAC transaction, is sufficient.
12This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

Removal of Shareholder Discretion on Classified Boards
DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure

For companies that hold or held their first annual meeting of public shareholders after February 1, 2015, DWS’s policy is to generally vote against or withhold from directors individually, committee member, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•
Supermajority vote requirements to amend the bylaws or charter;
•
A classified board structure; or
•
Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, DWS’s policy is to generally vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments
DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•
The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•
Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•
The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•
The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•
The company's ownership structure;
•
The company's existing governance provisions;
•
The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years DWS’s policy is generally to vote case-by-case on director nominees.
DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•
Classified the board;
•
Adopted supermajority vote requirements to amend the bylaws or charter; or
•
Eliminated shareholders' ability to amend bylaws;

•
Adopted a fee-shifting provision; or
•
Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals
DWS’s policy is to generally vote against or withhold from the members of the governance committee if:
•
The company’s governing documents impose undue restrictions on shareholders ability to amend the bylaws.
Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of Rule 14a-8 under the Securities Exchange Act of 1934. DWS’s policy is to generally vote against or withhold on an ongoing basis in such cases.
Submission of management proposals to approve or ratify requirements in excess of the requirements under Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as insufficient restoration of shareholders’ rights. DWS’s policy is to generally vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation
DWS’s policy is to generally vote against or withhold from (the members of the governance committee) if the board lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three- and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•
A classified board structure;
•
A supermajority vote requirement;
•
Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•
The inability of shareholders to call special meetings;
•
The inability of shareholders to act by written consent;
•
A multi-class capital structure; and/or
•
A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions
DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;

•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
DWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive;
•
The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:
•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say-on-Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•
The company fails to include a Say-on-Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say-on-pay; or
•
The company fails to include a Frequency of Say-on-Pay ballot item when required under SEC provisions.

DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more consecutive or non-consecutive years/across multiple years) of awarding excessive or otherwise problematic13 non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Adverse recommendations may be warranted in the first year for director pay issues that are considered egregious13.

13 May include performance awards, retirement benefits, or problematic perquisites.

Problematic Pledging of Company Stock
DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns.
The following factors will be considered:
•
The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•
Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•
Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•
Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain14, DWS’s policy is to vote case-by case on the election of the incumbent chair of the responsible committee (or other directors) in cases where DWS determines that the company is not taking the minimum steps needed to understand, assess and mitigate the risks related to climate change to the company which may lead to regulatory risks.
Minimum steps to understand and mitigate those risks are considered to be the following.
•
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
−
Board governance measures;
−
Corporate strategy;
−
Risk management analyses; and
−
Metrics and targets.
Governance Failures
DWS’s policy is to generally vote case-by-case on directors individually, committee members, or the entire board, due to:

•
Material failures of governance, stewardship, risk oversight15, or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;
•
Failure to replace management as appropriate; or
•
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

14Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
15 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation
In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation
DWS’s policy is to generally vote case-by-case on the election of directors in contested elections, considering the following factors:
•
Long-term financial performance of the company relative to its industry;
•
Management’s track record;
•
Background to the contested election;
•
Nominee qualifications and any compensatory arrangements;
•
Strategic plan of dissident slate and quality of the critique against management;
•
Likelihood that the proposed goals and objectives can be achieved (both slates); and
•
Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
General Recommendation
DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Board Refreshment
DWS believes Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.
Term/Tenure Limits
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals regarding director term/tenure limits, considering:
•
The rationale provided for adoption of the term/tenure limit;
•
The robustness of the company’s board evaluation process;
•
Whether the limit is of sufficient length to allow for a broad range of director tenures;
•
Whether the limit would disadvantage independent directors compared to non-independent directors; and
•
Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
DWS’s policy is to generally vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
•
The scope of the shareholder proposal; and
•
Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
General Recommendation
DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.
Board Size
General Recommendation

DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
General Recommendation
DWS’s policy is to generally vote against proposals to classify (stagger) the board. DWS’s policy is to generally vote for proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
General Recommendation
DWS’s policy is to generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
•
The reasonableness/scope of the request; and
•
The company’s existing disclosure on its current CEO succession planning process.
Cumulative Voting
General Recommendation
DWS’s policy is to generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:
•
The company has proxy access16, thereby allowing shareholders to nominate directors to the company’s ballot; and
•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power ˃ 50%).
Director and Officer Indemnification, Liability Protection and Exculpation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification, liability protection and exculpation17.

16 A proxy access right that meets the recommended guidelines.
17Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to the fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

DWS’s policy is to consider the stated rationale for the proposed change. DWS will also consider, among other factors, the extent to which the proposal would:
•
Eliminate directors' and officers' liability for monetary damages for violating the duty of care;
•
Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty;
•
Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; or
•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.
DWS’s policy is to generally vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•
If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
•
If only the individual’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.
DWS’s policy is to generally vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:
•
The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•
The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•
The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•
The scope and structure of the proposal.
Establish Other Board Committee Proposals
General Recommendation
•
DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•
Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•
Level of disclosure regarding the issue for which board oversight is sought;
•
Company performance related to the issue for which board oversight is sought;
•
Board committee structure compared to that of other companies in its industry sector; and
•
The scope and structure of the proposal.
Filling Vacancies/Removal of Directors
General Recommendation
DWS’s policy is to generally vote against proposals that provide that directors may be removed only for cause.
•
DWS’s policy is to generally vote for proposals to restore shareholders’ ability to remove directors with or without cause.
•
DWS’s policy is to generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•
DWS’s policy is to generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Board Chair
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•
The scope and rationale of the proposal;
•
The company's current board leadership structure;
•
The company's governance structure and practices;
•
Company performance; and
•
Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•
A majority non-independent board and/or the presence of non-independent directors on key board committees;
•
A weak or poorly defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
•
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•
Evidence that the board has failed to oversee and address material risks facing the company;

•
A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•
Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Majority of Independent Directors/Establishment of Independent Committees
General Recommendation
DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by DWS’s definition of Independent Director.
DWS’s policy is to generally vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.
Majority Vote Standard for the Election of Directors
General Recommendation
DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. DWS’s policy is to generally vote against such proposals if no carve-out for a plurality vote standard in contested elections is included.
DWS’s policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access
General Recommendation
DWS’s policy is to generally vote for management and shareholder proposals for proxy access with the following provisions:
•
Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
•
Cap: cap on nominees of generally twenty-five percent (25%) of the board.
DWS will review for reasonableness any other restrictions on the right of proxy access. DWS’s policy is to generally vote against proposals that are more restrictive than these guidelines.
Require More Nominees than Open Seats
General Recommendation
DWS’s policy is to generally vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•
Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•
Effectively disclosed information with respect to this structure to its shareholders;
•
Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•
The company has an independent chair or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability
General Recommendation
DWS’s policy is to generally vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:
•
The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
•
The motivation and rationale for establishing the agreements;
•
The quality of the company’s disclosure; and
•
The company’s historical practices in the audit area.
DWS’s policy is to generally vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
General Recommendation
DWS’s policy is to generally vote for proposals to ratify auditors unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•
Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•
Non-audit (“other”) fees ˃ audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
•
The tenure of the audit firm;
•
The length of rotation specified in the proposal;
•
Any significant audit-related issues at the company;
•
The number of Audit Committee meetings held each year;
•
The number of financial experts serving on the committee; and
•
Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
General Recommendation
DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
General Recommendation
DWS’s policy is to generally vote against proposals giving the board exclusive authority to amend the bylaws.
DWS’s policy is to generally vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:
•
Any impediments to shareholders' ability to amend the bylaws (i.e., supermajority voting requirements);
•
The company's ownership structure and historical voting turnout;
•
Whether the board could amend bylaws adopted by shareholders; and
•
Whether shareholders would retain the ability to ratify any board-initiated amendments.
Control Share Acquisition Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
DWS’s policy is to generally vote against proposals to amend the charter to include control share acquisition provisions. DWS’s policy is to generally vote for proposals to restore voting rights to the control shares.
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Control Share Cash - Out Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of control share cash-out statutes.
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of state disgorgement provisions.
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.
Fair Price Provisions
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
General Recommendation
DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
DWS’s policy is to generally vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Shareholder Litigation Rights
Federal Forum Selection Provisions
Federal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.
General Recommendation

DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
DWS’s policy is to generally vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
General Recommendation
DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, DWS’s policy is to generally vote case-by-case on exclusive forum provisions, taking into consideration:
•
The company's stated rationale for adopting such a provision;
•
Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
•
The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.
DWS’s policy is to generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
General Recommendation
DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.
Net Operating Loss (NOL) Protective Amendments
General Recommendation

DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
DWS’s policy is to generally vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•
Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•
No lower than a 20 percent trigger, flip-in or flip-over;
•
A term of no more than three years;

•
No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
General Recommendation
DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Proxy Voting Disclosure, Confidentiality, and Tabulation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
•
The scope and structure of the proposal;
•
The company's stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•
The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•
Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•
Any recent controversies or concerns related to the company's proxy voting mechanics;
•
Any unintended consequences resulting from implementation of the proposal; and
•
Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation
DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Reimbursing Proxy Solicitation Expenses
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to reimburse proxy solicitation expenses.
When voting in conjunction with support of a dissident slate, DWS’s policy is to generally vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.
DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•
The election of fewer than 50 percent of the directors to be elected is contested in the election;
•
One or more of the dissident’s candidates is elected;
•
Shareholders are not permitted to cumulate their votes for directors; and

•
The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
General Recommendation
Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:
•
Reasons for reincorporation;
•
Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•
Comparison of corporation laws of original state and destination state.
DWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
DWS’s policy is to vote case-by-case for reincorporation out of Delaware into another state, taking into consideration the potential loss of shareholder rights.
Shareholder Ability to Act by Written Consent
General Recommendation
DWS’s policy is to generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
DWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•
Shareholders' current right to act by written consent;
•
The consent threshold;
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management's response to, previous shareholder proposals.
DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•
An unfettered18 right for shareholders to call special meetings at a 10 percent threshold;
•
A majority vote standard in uncontested director elections;
•
No non-shareholder-approved pill; and
•
An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation

DWS’s policy is to generally vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

18 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

DWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•
Shareholders’ current right to call special meetings;
•
Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management’s response to, previous shareholder proposals.
Stakeholder Provisions
General Recommendation
DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
Supermajority Vote Requirements
General Recommendation
DWS’s policy is to generally vote against proposals to require a supermajority shareholder vote.
•
DWS’s policy is to generally vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, DWS’s policy is to generally vote case-by-case, taking into account:
•
Ownership structure;
•
Quorum requirements; and
•
Vote requirements.

Virtual Shareholder Meetings
General Recommendation
DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only19 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

19 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

DWS’s policy is to vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•
Scope and rationale of the proposal; and
•
Concerns identified with the company’s prior meeting practices.
CAPITAL / RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
General Recommendation
DWS’s policy is to generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
DWS’s policy is to vote for management proposals to eliminate par value.
Common Stock Authorization
General Authorization Requests
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
•
if share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
•
If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including an NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•
A government body has in the past year required the company to increase capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation
DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
Twice the amount needed to support the transactions on the ballot, and
•
The allowable increase as calculated for general issuances above.
Dual Class Structure
General Recommendation
DWS’s policy is to generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, such as:
•
The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•
The new class of shares will be transitory;

•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
General Recommendation: DWS’s policy is to generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).
Preemptive Rights
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seek pre-emptive rights, taking into consideration:
•
The size of the company;
•
The shareholder base; and
•
The liquidity of the stock.
Preferred Stock Authorization
General Authorization Requests
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes as follows:
•
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
•
If share usage is 50% to 100% of the current authorized, vote for an increase up to 100% of current authorized shares;
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage;
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or
•
If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.
DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
If the shares requested are blank check preferred shares that can be used for antitakeover purposes20;
•
The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);
•
The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•
The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

20 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”; i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•
A government body has in the past year required the company to increase capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation
DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
Twice the amount needed to support the transactions on the ballot, and
•
The allowable increase as calculated for general issuances above.
Recapitalization Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:
•
More simplified capital structure;

•
Enhanced liquidity;
•
Fairness of conversion terms;
•
Impact on voting power and dividends;
•
Reasons for the reclassification;
•
Conflicts of interest; and
•
Other alternatives considered.
Reverse Stock Splits
General Recommendation
DWS’s policy is to generally vote for management proposals to implement a reverse stock split if:
•
The number of authorized shares will be proportionately reduced; or
•
The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.
DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:
•
Stock exchange notification to the company of a potential delisting;
•
Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•
The company's rationale; or
•
Other factors as applicable.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation
For U.S. domestic Issuers incorporated outside the U.S. and listed solely on a U.S. exchange, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 20% of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 50% of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
DWS’s policy is to generally vote case-by-case on share issuances for a specific transaction or financing proposal.
Share Repurchase Programs
General Recommendation

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
•
Greenmail,
•
The use of buybacks to inappropriately manipulate incentive compensation metrics,
•
Threats to the company's long-term viability, or
•
Other company-specific factors as warranted.
DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. DWS’s policy is to generally vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Distributions: Splits and Dividends
General Recommendation
DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.
Tracking Stock
General Recommendation
DWS’s policy is to generally vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•
Adverse governance changes;
•
Excessive increases in authorized capital stock;
•
Unfair method of distribution;
•
Diminution of voting rights;
•
Adverse conversion features;
•
Negative impact on stock option plans; and
•
Alternatives such as spin-off.

Restructuring
Appraisal Rights
General Recommendation
DWS’s policy is to generally vote for proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
General Recommendation
DWS’s policy is to generally vote case-by-case on asset purchase proposals, considering the following factors:
•
Purchase price;
•
Fairness opinion;
•
Financial and strategic benefits;
•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives for the business; and
•
Non-completion risk.
Asset Sales
General Recommendation
DWS’s policy is to generally vote case-by-case on asset sales, considering the following factors:
•
Impact on the balance sheet/working capital;
•
Potential elimination of diseconomies;
•
Anticipated financial and operating benefits;
•
Anticipated use of funds;
•
Value received for the asset;
•
Fairness opinion;
•
How the deal was negotiated; and
•
Conflicts of interest.
Bundled Proposals
General Recommendation

DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•
Dilution to existing shareholders' positions;
•
Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•
Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
•
Management's efforts to pursue other alternatives;
•
Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•
Conflict of interest - arm's length transaction, managerial incentives.
DWS’s policy is to generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:
•
The reasons for the change;
•
Any financial or tax benefits;
•
Regulatory benefits;

•
Increases in capital structure; and
•
Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend for the transaction, DWS’s policy is to generally vote against the formation of a holding company if the transaction would include either of the following:
•
Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•
Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
General Recommendation
DWS’s policy is to generally vote case-by-case on going private transactions, taking into account the following:
•
Offer price/premium;
•
Fairness opinion;
•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives/offers considered; and
•
Non-completion risk.
DWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•
Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and
•
Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
−
Are all shareholders able to participate in the transaction?
−
Will there be a liquid market for remaining shareholders following the transaction?
−
Does the company have strong corporate governance?
−
Will insiders reap the gains of control following the proposed transaction?
−
Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to form joint ventures, taking into account the following:
•
Percentage of assets/business contributed;
•
Percentage ownership;

•
Financial and strategic benefits;
•
Governance structure;
•
Conflicts of interest;
•
Other alternatives; and
•
Non-completion risk.
Liquidations
General Recommendation
DWS’s policy is to generally vote case-by-case on liquidations, taking into account the following:
•
Management’s efforts to pursue other alternatives;
•
Appraisal value of assets; and
•
The compensation plan for executives managing the liquidation.
DWS’s policy is to generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
General Recommendation
DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Private Placements/Warrants/Convertible Debentures
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent pre-emptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances, from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
•
Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
−
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
−
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
•
Financial issues:
−
The company's financial condition;
−
Degree of need for capital;
−
Use of proceeds;
−
Effect of the financing on the company's cost of capital;
−
Current and proposed cash burn rate; and
−
Going concern viability and the state of the capital and credit markets.
•
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
•
Control issues:
−
Change in management;
−
Change in control;
−
Guaranteed board and committee seats;
−
Standstill provisions;
−
Voting agreements;
−
Veto power over certain corporate actions; and

−
Minority versus majority ownership and corresponding minority discount or majority control premium.
•
Conflicts of interest:
−
Conflicts of interest should be viewed from the perspective of the company and the investor; and
−
Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
•
Market reaction:
−
The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
DWS’s policy is to generally vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•
Estimated value and financial prospects of the reorganized company;
•
Percentage ownership of current shareholders in the reorganized company;
•
Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•
The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•
Existence of a superior alternative to the plan of reorganization; and
•
Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
General Recommendation
DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitions taking into account the following:
•
Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
•
Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•
Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
•
Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
•
Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
•
Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation
DWS’s policy is to generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
Spin-offs
General Recommendation
DWS’s policy is to generally vote case-by-case on spin-offs, considering:
•
Tax and regulatory advantages;
•
Planned use of the sale proceeds;
•
Valuation of spinoff;
•
Fairness opinion;
•
Benefits to the parent company;
•
Conflicts of interest;
•
Managerial incentives;
•
Corporate governance changes; and
•
Changes in the capital structure.

Value Maximization Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to maximize shareholder value by:
•
Hiring a financial advisor to explore strategic alternatives;
•
Selling the company; or
•
Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
•
Prolonged poor performance with no turnaround in sight;
•
Signs of entrenched board and management (such as the adoption of takeover defenses);
•
Strategic plan in place for improving value;
•
Likelihood of receiving reasonable value in a sale or dissolution; and
•
The company actively exploring its strategic options, including retaining a financial advisor.
COMPENSATION
Executive Pay Evaluation
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation
DWS’s policy is to generally vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
DWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
For S&P 500 companies, DWS’s policy is to generally vote against the company’s executive compensation plan or other equity-based compensation if employee stock option expenses are excluded from the company’s non-GAAP earnings figures in any public presentation or communications.
DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•
The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•
The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•
The situation is egregious.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
General Recommendation
DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
General Recommendation
DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.
Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
•
Single- or modified-single-trigger cash severance;
•
Single-trigger acceleration of unvested equity awards;
•
Full acceleration of equity awards granted shortly before the change in control;
•
Acceleration of performance awards above the target level of performance without compelling rationale;
•
Excessive cash severance (generally ˃3x base salary and bonus);
•
Excise tax gross-ups triggered and payable; or
•
Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value);
•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on equity-plan proposals subject to the Equity Plan Scorecard framework, where positive factors may counterbalance negative factors under three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
−
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
−
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
−
Quality of disclosure around vesting upon a change in control (CIC);
−
Discretionary vesting authority;
−
Liberal share recycling on various award types;
−
Lack of minimum vesting period for grants made under the plan;
−
Dividends payable prior to award vesting; and
−
Cash-denominated award limits for non-employee directors.
•
Grant Practices:
−
The company’s three-year burn rate relative to its industry/market cap peers;
−
Vesting requirements in CEO's recent equity grants;
−
The estimated duration of the plan;
−
The proportion of the CEO's most recent equity grants/awards classified as performance based;
−
Whether the company maintains a sufficient claw-back policy; and
−
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•
The plan is excessively dilutive to shareholders' holdings;
•
The plan contains an evergreen (automatic share replenishment) feature;
•
The plan lacks sufficient positive features under the Plan Features pillar; or

•
Any other factors that are determined to have a significant negative impact on shareholder interests.
•
For S&P 500 companies, DWS will generally vote against the plan if employee stock option expenses are excluded from their non-GAAP earnings figures in any public presentation or communications.
Further Information on certain EPSC Factors:
Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.
For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21
Three-Year Value-Adjusted Burn Rate
A “Value-Adjusted Burn Rate” is used for stock plan valuations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.
The Value-Adjusted Burn rate is calculated as follows:
Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).
Egregious Factors
Liberal Change in Control Definition
DWS’s policy is to generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Repricing Provisions
DWS’s policy is to generally vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•
Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•
Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
•
Cancel underwater options in exchange for stock awards; or
•
Provide cash buyouts of underwater options.
DWS’s policy is to generally vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if repricing is allowed in their equity plan.

21 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

DWS’s policy is to generally vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
If the equity plan on the ballot is a vehicle for problematic pay practices, DWS’s policy is to generally vote against the plan.
DWS’s policy is to generally vote against an equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:
•
Severity of the pay-for-performance misalignment;
•
Whether problematic equity grant practices are driving the misalignment; and/or
•
Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
General Recommendation: DWS’s policy is to generally vote case-by-case on amendments to cash and equity incentive plans.
DWS’s policy is to generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Addresses administrative features only; or
•
Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

DWS’s policy is to generally vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.
DWS’s policy is to generally vote case-by-case on all other proposals to amend c ash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.
DWS’s policy is to generally vote case-by-case on all other proposals to amend equity incentive plans, considering the following:
•
If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;
•
If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and
•
If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.
In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
General Recommendation
DWS’s policy is to generally vote for proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on qualified employee stock purchase plans. DWS’s policy is to generally vote for employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value;
•
Offering period is 27 months or less; and
•
The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
DWS’s policy is to generally vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.
Employee Stock Purchase Plans—Non-Qualified Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on nonqualified employee stock purchase plans. DWS’s policy is to generally vote for nonqualified employee stock purchase plans with all the following features:
•
Broad-based participation;
•
Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•
Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
•
No discount on the stock price on the date of purchase when there is a company matching contribution.
DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.
Option Exchange Programs/Repricing Options
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:
•
Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•
Rationale for the re-pricing—was the stock price decline beyond management's control;
•
Is this a value-for-value exchange;
•
Are surrendered stock options added back to the plan reserve;
•
Timing—repricing should occur at least one year out from any precipitous drop in company's stock price;
•
Option vesting—does the new option vest immediately or is there a black-out period;

•
Term of the option—the term should remain the same as that of the replaced option;
•
Exercise price—should be set at fair market or a premium to market; and
•
Participants—executive officers and directors must be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
DWS’s policy is to generally vote for shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
General Recommendation
DWS’s policy is to generally vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
DWS’s policy is to generally vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
DWS’s policy is to generally vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
General Recommendation
One-time Transfers: DWS’s policy is to generally vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
DWS’s policy is to generally vote case-by-case on one-time transfers. DWS’s policy is to generally vote for such proposals if:
•
Executive officers and non-employee directors are excluded from participating;
•
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
•
There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: DWS’s policy is to generally vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•
Eligibility;
•
Vesting;
•
Bid-price;
•
Term of options;
•
Cost of the program and impact of the TSOs on company’s total option expense; and
•
Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Shareholder Ratification of Director Pay Programs
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
•
If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•
An assessment of the following qualitative factors:
−
The relative magnitude of director compensation as compared to companies of a similar profile;
−
The presence of problematic pay practices relating to director compensation;
−
Director stock ownership guidelines and holding requirements;
−
Equity award vesting schedules;
−
The mix of cash and equity-based compensation;
−
Meaningful limits on director compensation;
−
The availability of retirement benefits or perquisites; and
−
The quality of disclosure surrounding director compensation.
Equity Plans for Non-Employee Directors
General Recommendation
DWS’s policy is to generally vote case-by-case on compensation plans for non-employee directors, based on:
•
The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•
The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
•
The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, DWS’s policy is to generally vote case-by-case on the plan taking into consideration the following qualitative factors:
•
The relative magnitude of director compensation as compared to companies of a similar profile;
•
The presence of problematic pay practices relating to director compensation;
•
Director stock ownership guidelines and holding requirements;
•
Equity award vesting schedules;
•
The mix of cash and equity-based compensation;
•
Meaningful limits on director compensation;
•
The availability of retirement benefits or perquisites; and
•
The quality of disclosure surrounding director compensation.
Non-Employee Director Retirement Plans
General Recommendation
DWS’s policy is to generally vote against retirement plans for non-employee directors. DWS’s policy is to generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
•
The company’s past practices regarding equity and cash compensation;
•
Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•
Whether the company has a rigorous claw-back policy in place.
Compensation Consultants—Disclosure of Board or Company’s Utilization
General Recommendation
DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
General Recommendation
DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.
DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
DWS’s policy is to generally vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.
Golden Coffins/Executive Death Benefits
General Recommendation
DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:
•
The percentage/ratio of net shares required to be retained;
•
The time period required to retain the shares;
•
Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
•
Whether the company has any other policies aimed at mitigating risk taking by executives;
•
Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
•
Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.
Pay Disparity
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:
•
The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
•
If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
•
The level of shareholder support for the company's pay programs.
DWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.
Pay for Performance/Performance-Based Awards
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and
•
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.
DWS’s policy is to generally vote for the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:
•
Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•
Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•
Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
•
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•
What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•
Can shareholders assess the correlation between pay and performance based on the current disclosure?
•
What type of industry and stage of business cycle does the company belong to?
Pre-Arranged Trading Plans (10b5-1 Plans)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:
•
Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
•
Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•
Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•
Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•
An executive may not trade in company stock outside the 10b5-1 Plan; or
•
Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Prohibit Outside CEOs from Serving on Compensation Committees
General Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoupment of Incentive or Stock Compensation in Specified Circumstances
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.
In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:
•
If the company has adopted a formal recoupment policy;
•
The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•
Whether the company has chronic restatement history or material financial problems;
•
Whether the company’s policy substantially addresses the concerns raised by the proponent;
•
Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•
Any other relevant factors.
Severance and Golden Parachute Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.
Factors that will be considered include, but not limited to:
•
The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
•
Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
•
Any recent severance-related controversies; and
•
Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.
Share Buyback Impact on Incentive Program Metrics
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:
•
The frequency and timing of the company's share buybacks;
•
The use of per-share metrics in incentive plans;
•
The effect of recent buybacks on incentive metric results and payouts; and
•
Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
DWS’s policy is to generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.
Tax Gross-Up Proposals
General Recommendation
DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.
The following factors will be considered:
•
The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and
•
Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
ROUTINE / MISCELLANEOUS
Adjourn Meeting
General Recommendation
DWS’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
DWS’s policy is to generally vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. DWS’s policy is to generally vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
•
The new quorum threshold requested;
•
The rationale presented for the reduction;
•
The market capitalization of the company (size, inclusion in indices);
•
The company’s ownership structure;
•
Previous voter turnout or attempts to achieve quorum;
•
Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
•
Other factors as appropriate.
In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.
DWS’s policy is to generally vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.
Amend Minor Bylaws
General Recommendation
DWS’s policy is to generally vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
General Recommendation
DWS’s policy is to generally vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.
Change Date, Time, or Location of Annual Meeting
General Recommendation
DWS’s policy is to generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.
DWS’s policy is to generally vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
General Recommendation
DWS’s policy is to generally vote against proposals to approve other business when it appears as a voting item.

SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
DWS’s policy considers the recommendations of the ISS Sustainability Proxy Voting Guidelines for social and environmental shareholder proposals. DWS’s policy is to generally vote for social and environmental shareholder proposals that are in the best economic interest of clients. DWS’s general policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will analyze the following factors:
•
Whether the proposal itself is well framed and reasonable;
•
Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•
Whether the company’s analysis and voting recommendation to shareholders is persuasive;
•
The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the issues presented in the proposal are best dealt with through legislation, regulation, or company-specific action;
•
The company’s relevant practices compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
•
If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
•
Whether implementation of the proposal would achieve the objectives sought in the proposal; and
•
Whether the proposal addresses substantive matters that may impact shareholders' interests, including how the proposal may impact shareholders' rights.
Endorsement of Principles
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare
Animal Welfare Policies
General Recommendation
DWS’s policy is to generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, considering whether:
•
The company has already published a set of animal welfare standards and monitors compliance;
•
The company’s standards are comparable to industry peers; and
•
There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.
Animal Testing
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to phase out the use of animals in product testing, considering whether:
•
The company is conducting animal testing programs that are unnecessary or not required by regulation;
•
The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
•
There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Slaughter
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
DWS’s policy is to generally vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.
DWS’s policy is to generally vote for proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:
•
The potential impact of such labelling on the company's business;

•
The quality of the company’s disclosure on GE product labelling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•
Company’s current disclosure on the feasibility of GE product labelling.
DWS’s policy is to generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).
DWS’s policy is to generally vote against proposals to phase out GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.
Reports on Potentially Controversial Business/Financial Practices
General Recommendation
DWS’s policy is to generally vote for requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:
•
Whether the company has adequately disclosed mechanisms in place to prevent abuses;
•
Whether the company has adequately disclosed the financial risks of the products/practices in question;
•
Whether the company has been subject to violations of related laws or serious controversies; and
•
Peer companies’ policies/practices in this area.
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
General Recommendation
DWS’s policy is to generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products taking into account whether the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.
DWS’s policy is to generally vote for proposals requesting that a company report on its product pricing or access to medicine policies, considering:
•
The potential for reputational, market, and regulatory risk exposure;
•
Existing disclosure of relevant policies;
•
Deviation from established industry norms;
•
Relevant company initiatives to provide research and/or products to disadvantaged consumers;
•
Whether the proposal focuses on specific products or geographic regions;
•
The potential burden and scope of the requested report; and
•
Recent significant controversies, litigation, or fines at the company.
DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.
Product Safety and Toxic/Hazardous Materials
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:
•
The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
•
The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or
•
The company has not been recently involved in relevant significant controversies, fines, or litigation.
DWS’s policy is to generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:
•
The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
•
Current regulations in the markets in which the company operates; and
•
Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
DWS’s policy is to generally vote against resolutions requiring that a company reformulate its products.
Tobacco-Related Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
•
Recent related fines, controversies, or significant litigation;
•
Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•
Whether the company’s advertising restrictions deviate from those of industry peers;
•
Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
•
Whether restrictions on marketing to youth extend to foreign countries.
DWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;
•
Whether the company complies with all laws and regulations;
•
The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•
The risk of any health-related liabilities.
DWS’s policy is to generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
DWS’s policy is to generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.
Climate Change
Environmental Justice
DWS will generally vote against shareholder proposals requesting disclosure of an environmental justice report or assessment where communities of color and low-income communities are disproportionately impacted by environmental pollution.
Financed Emissions
For financial institutions and companies providing financial services, DWS will generally vote against shareholder proposals requesting companies to increase disclosure of its financed emissions.
DWS will generally vote against shareholder proposals requesting companies adopt a policy to reduce their financed emissions.
Just Transition
DWS will generally vote against shareholder proposals requesting just transition or labor protection disclosures.
Natural Capital
DWS will generally vote against shareholder proposals requesting disclosure of biodiversity’s impact.
DWS will generally vote against shareholder proposals requesting companies to increase disclosure and/or to adopt sustainable sourcing policies with regards to natural capital related risks and impacts.
Say on Climate (SoC) Management Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals that request shareholders to approve the company’s transition action plan22, taking into account the completeness and rigor of the plan.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

Information that will be considered where available includes the following:
•
The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•
Disclosure of its operational and supply chain Green House Gas (GHG) emissions (Scopes 1, 2, and 3);
•
The completeness, feasibility and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2 and 3 if relevant);
•
Whether the company has sought and received third-party approval that its targets are science-based;
•
Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•
Whether the company’s climate data has received third-party assurance;
•
Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•
Whether there are specific industry decarbonization challenges; and
•
The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that request the company to disclose a report on providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
•
The completeness, feasibility and rigor of the company’s climate-related disclosure;
•
The company’s actual GHG emissions performance;
•
Whether the company has been the subject of recent, significant violations, fines litigation, or controversy related to its GHG emissions; and
•
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation
DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the climate change related financial, physical, or regulatory risks it faces to its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•
Whether the company provides current, publicly available information on the climate change-related financial, physical or regulatory risks it faces to its operations and investments, or on the impact that climate change may have on the company;
•
Associated company policies and practices addressing climate change related risks and/or opportunities;
•
The company's level of disclosure compared to industry peers; and
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

DWS’s policy is to generally vote for proposals requesting that a company report on its greenhouse gas (GHG) emissions from company operations and/or products and operations, considering:
•
Whether the company discloses current, publicly available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•
Whether the company's level of disclosure is comparable to that of industry peers; or
•
Whether there are significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, considering:
•
The company's actual GHG emissions performance;
•
The company's current GHG emission policies, oversight mechanisms, and related initiatives;
•
Whether the company provides disclosure of year-over-year GHG performance data;
•
Whether the company disclosure lags behind industry peers; and
•
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Energy Efficiency
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its energy efficiency policies, considering whether:
•
The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
•
The proponent requests adoption of specific energy efficiency goals within specific timelines.
Renewable Energy
General Recommendation
DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.
DWS’s policy is to generally vote case-by-case on proposals seeking increased investment in renewable energy resources taking into consideration whether the terms of the resolution are overly restrictive.
DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of renewable energy goals, taking into account:
•
The scope and structure of the proposal;
•
The company's current level of disclosure on renewable energy use and GHG emissions; and

•
The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.
Diversity
Board Diversity
General Recommendation
DWS’s policy is to generally vote for requests for reports on a company's efforts to diversify the board, considering whether:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
DWS’s policy is to generally vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
•
The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•
The level of gender and racial minority representation that exists at the company’s industry peers;
•
The company’s established process for addressing gender and racial minority board representation;
•
Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•
The independence of the company’s nominating committee;
•
Whether the company uses an outside search firm to identify potential director nominees; and
•
Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Equality of Opportunity
General Recommendation
DWS’s policy is to generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, taking into consideration:
•
Whether the company publicly discloses equal employment opportunity policies and initiatives;
•
Whether the company publicly discloses comprehensive workforce diversity data; or
•
Whether the company has recent significant workplace discrimination/fair employment violations or litigation.
DWS’s policy is to generally vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
DWS’s policy is to generally vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.
DWS’s policy is to generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers.

Gender Identity, Sexual Orientation and Domestic Partner Benefits
General Recommendation
DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome. Generally, vote for proposals to extend company benefits to domestic partners.
DWS’s policy is to generally vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
DWS’s policy is to generally vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.
Gender, Race / Ethnicity Pay Gap
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:
•
The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
•
The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; and
•
Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
•
The company's established process or framework for addressing racial inequity and discrimination internally;
•
Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
•
Whether the company has issued a public statement related to its racial justice efforts in recent years; or has committed to internal policy review;
•
Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
•
The company’s track record in recent years of racial justice measures and outreach externally;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability
Facility and Workplace Safety
General Recommendation
DWS’s policy is to generally vote for requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:
•
The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
•
The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
•
Recent significant controversies, fines, or violations related to workplace health and safety; and
•
The company's workplace health and safety performance relative to industry peers.
DWS’s policy is to generally vote case-by-case on resolutions requesting that a company report on or implement safety/security risk procedures associated with their operations and/or facilities, considering:
•
The company’s compliance with applicable regulations and guidelines;
•
The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
•
The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
Hydraulic Fracturing
General Recommendation
DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:
•
The company's current level of disclosure of relevant policies and oversight mechanisms;
•
The company's current level of such disclosure relative to its industry peers;
•
Potential relevant local, state, or national regulatory developments; and
•
Controversies, fines, or litigation related to the company's hydraulic fracturing operations.
Operations in Protected Areas
General Recommendation
DWS’s policy is to generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, considering whether:
•
Operations in the specified regions are not permitted by current laws or regulations;

•
The company does not currently have operations or plans to develop operations in these protected regions; or
•
The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
DWS’s policy is to generally vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
Recycling
General Recommendation
DWS’s policy is to generally vote for proposals to report on an existing recycling program or adopt a new recycling program, taking into account:
•
The nature of the company’s business;
•
The current level of disclosure of the company's existing related programs;
•
The timetable and methods of program implementation prescribed by the proposal;
•
The company’s ability to address the issues raised in the proposal; and
•
How the company's recycling programs compare to similar programs of its industry peers.
Sustainability Reporting
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:
•
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
•
The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Water Issues
General Recommendation
DWS’s policy is to generally vote for proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
•
The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•
Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•
The potential financial impact or risk to the company associated with water-related concerns or issues; and

•
Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
General Corporate Issues
Charitable Contributions
General Recommendation
DWS’s policy is to generally vote against proposals restricting a company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.
Data Security, Privacy, and Internet Issues
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
•
The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
•
Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
•
The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
•
Applicable market-specific laws or regulations that may be imposed on the company; and
•
Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
General Recommendation
DWS’s policy is to generally vote for proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
•
The scope and prescriptive nature of the proposal;
•
The company’s current level of disclosure regarding its environmental and social performance and governance;
•
The degree to which the board or compensation committee already discloses information on whether it has considered related environmental or social criteria; and
•
Whether the company has significant controversies or regulatory violations regarding social and/or environmental issues.
Tax Transparency
DWS will generally vote for shareholder proposals requesting a company to disclose tax transparency and country-by-country reporting in alignment with internationally accepted frameworks.

Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
General Recommendation
DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies, taking into consideration:
•
Whether such information is publicly disclosed;
•
Whether the company is lagging industry peers; and
•
Whether there are recent, significant company controversies, fines or litigation regarding human rights at the company or its suppliers.
DWS’s policy is to generally vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•
The scope of the request;
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Deviation from industry sector peer company standards and practices;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
The scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse; and
•
Recent significant company controversies, fines, or litigation regarding human rights at the company or its suppliers.
DWS’s policy is to generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:
•
The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
•
The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
•
Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
•
Whether the proposal is unduly burdensome or overly prescriptive.
Mandatory Arbitration
General Recommendation

DWS’s policy is to generally vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:
•
The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
•
The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.
Operations in High Risk Markets
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
•
The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•
Current disclosure of applicable risk assessment(s) and risk management procedures;
•
Compliance with U.S. sanctions and laws;
•
Consideration of other international policies, standards, and laws; and
•
Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
Outsourcing/Offshoring
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:
•
Controversies surrounding operations in the relevant market(s);
•
The value of the requested report to shareholders;
•
The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•
The company’s existing human rights standards relative to industry peers.
Sexual Harassment
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•
The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
•
The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.
Weapons and Military Sales
General Recommendation
DWS’s policy is to generally vote against reports on foreign military sales or offsets, taking into account when such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a report on the renouncement of future landmine production.
DWS’s policy is to generally vote against shareholder proposals requesting a report on the involvement, policies, and procedures related to depleted uranium and nuclear weapons.
DWS’s policy is to generally vote against proposals that call for outright restrictions on foreign military sales.
DWS’s policy is to generally vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production related contract bids, awards and execution.
Political Activities
Lobbying
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
•
The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•
The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•
Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
General Recommendation
DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
•
The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•
The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions;
•
The company’s disclosure of its direct corporate political contributions; and
•
Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
DWS’s policy is to generally vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
DWS’s policy is to generally vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Political Expenditures and Lobbying Congruency
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, DWS will consider whether:
•
The company's policies, management, board oversight, governance processes and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;
•
The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;
•
Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and
•
Recent significant controversies related to the company’s direct and indirect lobbying, political contributions or political activities.
DWS’s policy is to generally vote against proposals requesting comparison of a company’s political spending to objectives that can mitigate material risk for the company, such as limiting global warming.
Political Ties
General Recommendation
DWS’s policy is to generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, considering whether:
•
There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

DWS’s policy is to generally vote against shareholder proposals calling for the disclosure of prior government service of the company’s key executives and whether such service had a bearing on the business of the company.
REGISTERED INVESTMENT COMPANY PROXIES
Election of Directors
General Recommendation
DWS’s policy is to generally vote case-by-case on the election of directors and trustees.
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
General Recommendation
For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
General Recommendation
DWS’s policy is to generally vote case-by-case on conversion proposals, considering the following factors:
•
Past performance as a closed-end fund;
•
Market in which the fund invests;
•
Measures taken by the board to address the discount; and
•
Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
General Recommendation
DWS’s policy is to generally vote case-by-case on proxy contests, considering the following factors:
•
Past performance relative to its peers;
•
Market in which the fund invests;
•
Measures taken by the board to address the issues;
•
Past shareholder activism, board activity, and votes on related proposals;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors;
•
Experience and skills of director candidates;
•
Governance profile of the company; and

•
Evidence of management entrenchment.
Investment Advisory Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on investment advisory agreements, considering the following factors:
•
Proposed and current fee schedules;
•
Fund category/investment objective;
•
Performance benchmarks;
•
Share price performance as compared with peers;
•
Resulting fees relative to peers; and
•
Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
General Recommendation
DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.
Preferred Stock Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
•
Stated specific financing purpose;
•
Possible dilution for common shares; and
•
Whether the shares can be used for antitakeover purposes.
1940 Act Policies
General Recommendation
DWS’s policy is to generally vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
•
Potential competitiveness;
•
Regulatory developments;
•
Current and potential returns; and
•
Current and potential risk.
DWS’s policy is to generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•
The fund's target investments;
•
The reasons given by the fund for the change; and
•
The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on name change proposals, considering the following factors:
•
Political/economic changes in the target market;
•
Consolidation in the target market; and
•
Current asset composition.
Change in Fund's Subclassification
General Recommendation
DWS’s policy is to generally vote case-by-case on changes in a fund's sub-classification, considering the following factors:
•
Potential competitiveness;
•
Current and potential returns;
•
Risk of concentration; and
•
Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•
The company has demonstrated responsible past use of share issuances by either:
•
Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
•
Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
Disposition of Assets/Termination/Liquidation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•
Strategies employed to salvage the company;
•
The fund’s past performance;
•
The terms of the liquidation.
Changes to the Charter Document
General Recommendation
DWS’s policy is to generally vote case-by-case on changes to the charter document, considering the following factors:
•
The degree of change implied by the proposal;
•
The efficiencies that could result;
•
The state of incorporation; and
•
Regulatory standards and implications.
Changing the Domicile of a Fund
General Recommendation
DWS’s policy is to generally vote case-by-case on re-incorporations, considering the following factors:
•
Regulations of both states;
•
Required fundamental policies of both states; and
•
The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisors without shareholder approval if the investment advisor currently employs only one subadvisor.
Distribution Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on distribution agreement proposals, considering the following factors:
•
Fees charged to comparably sized funds with similar objectives;
•
The proposed distributor’s reputation and past performance;
•
The competitiveness of the fund in the industry; and
•
The terms of the agreement.
Master-Feeder Structure
General Recommendation
DWS’s policy is to generally vote case-by-case on the establishment of a master-feeder structure.
Mergers
General Recommendation
DWS’s policy is to generally vote case-by-case on merger proposals, considering the following factors:
•
Resulting fee structure;
•
Performance of both funds;
•
Continuity of management personnel; and
•
Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
•
Performance of the fund’s Net Asset Value (NAV);
•
The fund’s history of shareholder relations; and
•
The performance of other funds under the advisor’s management.
INTERNATIONAL PROXY VOTING
The above guidelines pertain to issuers organized in the United States. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.
Appendix I
Classification of Directors – U.S.
1.
Executive Director
1.1.
Current employee or current officer1 of the company or one of its affiliates2.
2.
Non-Independent Non-Executive Director
Board Identification
2.1.
Director identified as not independent by the board.
Controlling/Significant Shareholder
2.2.
Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Current Employment at Company or Related Company
2.3.
Non-officer employee of the firm (including employee representatives).
2.4.
Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.
Former Employment
2.5.
Former CEO of the company.3, 4
2.6.
Former non-CEO officer1 of the company or an affiliate2 within the past five years.
2.7.
Former officer1 of an acquired company within the past five years.4
2.8.
Officer1 of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.
Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim officer’s employment agreement will be made.5
Family Members
2.10.
Immediate family member6 of a current or former officer1 of the company or its affiliates2 within the last five years.

2.11.
Immediate family member6 of a current employee of company or its affiliates2 where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
Professional, Transactional, and Charitable Relationships
Director who (or whose immediate family member6) currently provides professional services7 in excess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company or
2.12.
(an affiliate; or who is (or whose immediate family member6 is) a partner, employee or controlling shareholder of, an organization which provides services.
Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2.
2.13.
; or who is (or whose immediate family member6 is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship8 (excluding investments in the company through a private placement).
2.14.
Director who (or whose immediate family member6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.
Other Relationships
2.15.
Party to a voting agreement9 to vote in line with management on proposals being brought to shareholder vote.
2.16.
Has (or an immediate family member6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.10
2.17.
Founder11 of the company but not currently an employee.
2.18.
Director with pay comparable to Named Executive Officers.
2.19.
Any material12 relationship with the company.
3.
Independent Director
3.1.
No material12 connection to the company other than a board seat.

Footnotes:
1 The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g., corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.
2 “Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.
3 Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4 When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
5 ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.
6 “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
7 Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
8 A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
9 Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
10 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
11 The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.
12 For purposes of DWS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

PART C. OTHER INFORMATION

Item 28	Exhibits
	(a)	(1)	Certificate of Trust of DBX ETF Trust (the “Registrant” or the “Trust”) dated October 7, 2010. (Incorporated by reference to the Trust’s Registration Statement, as filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2010.)
		(2)	Agreement and Declaration of Trust, dated as of October 7, 2010. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, as filed with the SEC on February 9, 2011.)
	(b)	(1)	By-Laws of the Trust, dated October 7, 2010, as amended February 25, 2016 and November 14, 2017. (Incorporated by reference to Post-Effective Amendment No. 397 to the Trust’s Registration Statement, as filed with the SEC on December 21, 2017.)
		(2)	Amendment to the By-Laws, dated November 25, 2019. (Incorporated by reference to Post-Effective Amendment No. 460 to the Trust’s Registration Statement, as filed with the SEC on December 19, 2019.)
	(c)	(1)	Instruments defining the rights of shareholders, including the relevant portions of: the Agreement and Declaration of Trust, dated as of October 7, 2010 (see Section 4.3). Referenced in exhibits (a)(1) through (a)(2) to this Item, above.
		(2)	Instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated By-Laws, dated November 25, 2019 (see Article 9). Referenced in exhibits (b)(1) through (b)(2) to this Item, above.
	(d)	(1)	Investment Advisory Agreement, dated January 31, 2011, and amended as of August 10, 2021 and May 14, 2025, with a schedule dated as of November 11, 2025, between the Trust and DBX Advisors LLC. (Incorporated by reference to Post-Effective Amendment No. 523 to the Trust’s Registration Statement, as filed with the SEC on December 8, 2025.)
		(2)	Amended Investment Sub-Advisory Agreement dated August 15, 2013, as amended May 20, 2014, July 23, 2015, and February 14, 2017, between DBX Advisors LLC and Harvest Global Investments Limited. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
		(3)	Sub-Advisory Agreement dated as of November 14, 2023, between DBX Advisors LLC and RREEF America L.L.C., with respect to Xtrackers RREEF Global Natural Resources ETF. (Incorporated by reference to Post-Effective Amendment No. 506 to the Trust’s Registration Statement, as filed with the SEC on January 24, 2024.)

(e)	(1)	Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. (Incorporated by reference to Post-Effective Amendment No. 430 to the Trust’s Registration Statement, as filed with the SEC on September 25, 2018.)
	(2)	Amendment 29, dated as of May 20, 2026, to the Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. (Filed herein.)
(f)		Not applicable.
(g)	(1)	Custody Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(2)	Amended and Restated Supplement, Hong Kong China – Stock Connect Service, dated October 18, 2018, to the Global Custody Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
	(3)	Amended Appendix A dated August 18, 2021, to the Amended and Restated Supplement to the Global Custody Agreement, Hong Kong – China – Stock Connect Service, dated October 18, 2018, which amends the Global Custody Agreement dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
	(4)	Amendment, dated as of June 24, 2026, to the Custody Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Filed herein.)
	(5)	Foreign Custody Manager Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(6)	Amendment, dated as of June 24, 2026, to the Foreign Custody Manager Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Filed herein.)
(h)	(1)	Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)

(2)	Form of Exhibit A and Schedule II, as revised August 15, 2013 to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, as filed with the SEC on August 29, 2013.)
(3)	First Amendment, dated as of August 30, 2016, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
(4)	Second Amendment, dated as of May 22, 2018, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
(5)	Third Amendment, dated as of July 28, 2022, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 486 to the Trust’s Registration Statement, as filed with the SEC on September 27, 2022.)
(6)	Amendment, dated as of June 24, 2026, to the Third Amendment, dated as of July 28, 2022, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Filed herein.)
(7)	Fourth Amendment, dated as of November 27, 2023, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 504 to the Trust’s Registration Statement, as filed with the SEC on December 20, 2023.)
(8)	Fifth Amendment, dated as of February 15, 2024, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 509 to the Trust’s Registration Statement, as filed with the SEC on May 31, 2024.)
(9)	Amendment, dated as of June 24, 2026, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Filed herein.)

(10)	Capital Gains Tax Reporting Service Agreement, dated August 13, 2019, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
(11)	Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(12)	Amendment, dated as of January 8, 2020, to the Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 464 to the Trust’s Registration Statement, as filed with the SEC on March 11, 2020.)
(13)	Amendment, dated as of June 24, 2026, to the Corporate Services Agreement, dated as of July 6, 20216, between the Registrant and The Bank of New York Mellon. (Filed herein.)
(14)	Transfer Agency and Service Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
(15)	Amendment, dated as of June 24, 2026, to the Transfer Agency and Service Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Filed herein.)
(16)	Form of Authorized Participation Agreement. (Incorporated by reference to Post-Effective Amendment No. 510 to the Trust’s Registration Statement, as filed with the SEC on July 23, 2024.)
(17)	Amended and Restated Expense Limitation Agreement, effective as of November 11, 2025. (Incorporated by reference to Post-Effective Amendment No. 524 to the Trust’s Registration Statement, as filed with the SEC on December 18, 2025.)
(18)	Fund of Funds Investment Agreement between DBX ETF Trust and Absolute Shares Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(19)	Fund of Funds Investment Agreement among DBX ETF Trust, GPS Funds I, GPS Funds II, and Savos Investments Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)

(20)	Amendment dated October 20, 2022 to Fund of Funds Investment Agreement among DBX ETF Trust, GPS Funds I, GPS Funds II, and Savos Investments Trust, for the purpose of removing Savos Investment Trust and its Series, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 489 to the Trust’s Registration Statement, as filed with the SEC on December 21, 2022.)
(21)	Schedule B dated as of March 10, 2026 to the Fund of Funds Investment Agreement among DBX ETF Trust, GPS Funds I, and GPS Funds II, dated March 10, 2026. (Filed herein.)
(22)	Fund of Funds Investment Agreement between DBX ETF Trust and Direxion Shares ETF Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(23)	Fund of Funds Investment Agreement among DBX ETF Trust and Eaton Vance Growth Trust and Eaton Vance Mutual Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(24)	Fund of Funds Investment Agreement between DBX ETF Trust and E-Valuator Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(25)	Fund of Funds Investment Agreement among DBX ETF Trust and the Fidelity Trusts listed on Schedule A, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(26)	Fund of Funds Investment Agreement between DBX ETF Trust and Fidelity Rutland Square Trust II, dated as of January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(27)	Fund of Funds Investment Agreement between DBX ETF Trust and Franklin Fund Allocator Series and Franklin ETF Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(28)	Fund of Funds Investment Agreement between DBX ETF Trust, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, and Goldman Sachs Real Estate Diversified Income Fund, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)

(29)	Fund of Funds Investment Agreement between DBX ETF Trust and Horizon Funds, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(30)	Fund of Funds Investment Agreement between DBX ETF Trust and IndexIQ ETF Funds, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(31)	Fund of Funds Investment Agreement among DBX ETF Trust, the Invesco Growth Series, and the Invesco Investment Funds, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(32)	Fund of Funds Investment Agreement between DBX ETF Trust and Janus Henderson – Clayton School Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(33)	Fund of Funds Investment Agreement between DBX ETF Trust and Janus Investment Fund, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(34)	Fund of Funds Investment Agreement among DBX ETF Trust, John Hancock Variable Insurance Trust and John Hancock Funds II, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(35)	Fund of Funds Investment Agreement among DBX ETF Trust and MainStay VP Funds Trust, and MainStay Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(36)	Fund of Funds Investment Agreement between DBX ETF Trust and Morningstar Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(37)	Fund of Funds Investment Agreement between DBX ETF Trust and Voya Partners, Inc., dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(38)	Amended Schedule A, dated as of July 3, 2025, to the Fund of Funds Investment Agreement between DBX ETF Trust and Voya Partners, Inc., dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 520 to the Trust’s Registration Statement, as filed with the SEC on September 25, 2025.)

(39)	Fund of Funds Investment Agreement between DBX ETF Trust and Highland Funds I, dated January 25, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(40)	Fund of Funds Investment Agreement among DBX ETF Trust, Exchange Traded Concepts Trust, and Exchange Listed Funds Trust, dated April 27, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(41)	Schedule B, dated as of November 15, 2023, to the Fund of Funds Investment Agreement among DBX ETF Trust, Exchange Traded Concepts Trust, and Exchange Listed Funds Trust, dated April 27, 2022. (Incorporated by reference to Post-Effective Amendment No. 503 to the Trust’s Registration Statement, as filed with the SEC on December 8, 2023.)
(42)	Fund of Funds Investment Agreement between DBX ETF Trust and The Lazard Funds, Inc., dated April 27, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(43)	Fund of Funds Investment Agreement between DBX ETF Trust and Brinker Capital Destinations Trust, dated as of March 10, 2023. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)
(44)	Fund of Funds Investment Agreement between DBX ETF Trust, Deutsche DWS Asset Allocation Trust, Deutsche DWS Market Trust, and Deutsche DWS Variable Series II, dated as of August 23, 2024. (Incorporated by reference to Post-Effective Amendment No. 512 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2024.)
(45)	Schedule B, dated as of December 12, 2024, to the Fund of Funds Investment Agreement between DBX ETF Trust, Deutsche DWS Asset Allocation Trust, Deutsche DWS Market Trust, and Deutsche DWS Variable Series II, dated as of August 23, 2024. (Incorporated by reference to Post-Effective Amendment No. 514 to the Trust’s Registration Statement, as filed with the SEC on December 19, 2024.)
(46)	Fund of Funds Investment Agreement among The Advisors’ Inner Circle Fund, the Advisors’ Inner Circle Fund II, and DBX ETF Trust, dated as of January 13, 2025. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)
(47)	Fund of Funds Investment Agreement among the Madison Funds, Ultra Series Funds, and DBX ETF Trust, dated as of February 4, 2025. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)

	(48)	Fund of Funds Investment Agreement between Global X Funds and DBX ETF Trust, dated as of April 14, 2026. (Filed herein.)
	(49)	Schedule A, Schedule B, and Schedule C dated as of June 26, 2026 to the Fund of Funds Investment Agreement between Global X Funds and DBX ETF Trust, dated as of April 14, 2026. (Filed herein.)
	(50)	Fund of Funds Investment Agreement between The ETF Opportunities Trust and DBX ETF Trust, dated April 28, 2026. (Filed herein.)
	(51)	Fund of Funds Investment Agreement between Northern Lights Trust and DBX ETF Trust, dated February 20, 2026. (Filed herein.)
(i)	(1)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(2)	Opinion of Bingham McCutchen LLP, relating to shares of the Xtrackers Harvest CSI 300 China A-Shares ETF (formerly, db X-trackers Harvest China Fund). (Incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, as filed with the SEC on August 29, 2013.)
	(3)	Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (formerly, db X-trackers Harvest China A-Shares Small Cap Fund). (Incorporated by reference to Post-Effective Amendment No. 79 to the Trust’s Registration Statement, as filed with the SEC on April 7, 2014.)
	(4)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 430, as filed with the SEC on September 25, 2018.)
	(5)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 440, as filed with the SEC on December 21, 2018.)
	(6)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 446, as filed with the SEC on February 22, 2019.)
	(7)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 447, as filed with the SEC on March 5, 2019.)
	(8)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 452, as filed with the SEC on April 10, 2019.)
	(9)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 461 to the Trust’s Registration Statement, as filed with the SEC on January 9, 2020.)

(10)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 465 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2020.)
(11)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 472 to the Trust’s Registration Statement, as filed with the SEC on January 25, 2021.)
(12)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 478 to the Trust’s Registration Statement, as filed with the SEC on December 20, 2021.)
(13)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(14)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 487 to the Trust’s Registration Statement, as filed with the SEC on October 7, 2022.)
(15)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 488 to the Trust’s Registration Statement, as filed with the SEC on October 21, 2022.)
(16)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 492 to the Trust’s Registration Statement, as filed with the SEC on March 14, 2023.)
(17)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)
(18)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 499 to the Trust’s Registration Statement, as filed with the SEC on October 16, 2023.)
(19)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 500 to the Trust’s Registration Statement, as filed with the SEC on October 24, 2023.)
(20)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 502 to the Trust’s Registration Statement, as filed with the SEC on November 17, 2023.)
(21)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 503 to the Trust’s Registration Statement, as filed with the SEC on December 8, 2023.)

	(22)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 506 to the Trust’s Registration Statement, as filed with the SEC on January 24, 2024.)
	(23)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 509 to the Trust’s Registration Statement, as filed with the SEC on May 31, 2024.)
	(24)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 510 to the Trust’s Registration Statement, as filed with the SEC on July 23, 2024.)
	(25)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)
	(26)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
	(27)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 523 to the Trust’s Registration Statement, as filed with the SEC on December 8, 2025.)
	(28)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 526 to the Trust’s Registration Statement, as filed with the SEC on January 23, 2026.)
(j)		Consent of Independent Registered Public Accounting Firm. (Filed herein.)
(k)		Not applicable.
(l)		Initial Share Purchase Agreement between the Registrant and DBX Advisors LLC. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
(m)		Not applicable.
(n)		Not applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics of the Registrant, dated May 13, 2026. (Filed herein.)
	(2)	Code of Ethics – DWS Group (U.S. Registered Entities), dated August 31, 2025. (Filed herein.)
	(3)	Code of Ethics of Harvest Global Investments Limited, dated February 2022. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)

Item 29. Persons controlled by or Under Common Control with the Fund.

Not applicable.

Item 30. Indemnification.

Pursuant to Article IX of the Registrant’s Agreement and Declaration of Trust, the Trust has agreed that no person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust property or property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust property or the Trust property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Without limiting the foregoing limitations of liability, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of Investment Manager.

With respect to each of DBX Advisors LLC, RREEF America L.L.C., and Harvest Global Investments Limited (collectively, the “Advisers”), the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds, 1WS Credit Income Fund, Aberdeen Income Credit Strategies Fund, abrdn ETFs, abrdn Funds, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Income Credit Strategies Fund, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Arrowmark Financial Corp.,

Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bridge Builder Trust, Cambria ETF Trust, CION Ares Diversified Credit Fund, CION Grosvenor Infrastructure Fund, CoinShares ETF Trust (formerly Valkyrie ETF Trust II), Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Columbia Seligman Premium Technology Growth Fund, Inc., CRM Mutual Fund Trust, DBX ETF Trust, Diameter Dynamic Credit Fund, Eagle Point Defensive Income Trust, Eagle Point Enhanced Income Trust, EA Series Trust (Cambria Series), ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Credit Opportunities Corp., FS MVP Private Markets Fund, Gemcorp Commodities Alternative Products Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., iM Global Partner Funds (formerly Litman Gregory Funds Trust), Investment Managers Series Trust II (AXS-Advised Funds), Investment Managers Series Trust II (Alternative Access-Advised Fund), Janus Detroit Street Trust, Lattice Strategies Trust, Longleaf Partners Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, NYLIM Active ETF Trust, NYLIM ETF Trust, Opportunistic Credit Interval Fund, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., State Street® SPDR® Dow Jones® Industrial Average℠ ETF Trust, State Street® SPDR® S&P 500® ETF Trust, State Street® SPDR® S&P MIDCAP 400® ETF Trust, Sprott Funds Trust, The Arbitrage Funds, Themes ETF Trust, Tidal Trust II (Cambria Series), Thornburg ETF Trust, Thornburg Investment Trust (Thornburg American Opportunities Fund ETF Class Shares and Thornburg Focus Growth Fund ETF Class Shares), Thrivent ETF Trust, Trust for Professional Managers (PT Asset Management Series), USCF ETF Trust, Wasatch Funds Trust, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None

Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Registrant	DBX ETF Trust
100 Summer Street Boston, MA 02110-2146
Investment Advisor	DBX Advisors LLC 875 Third Avenue New York, NY 10022-6225

DBX Advisors LLC 100 Summer Street Boston, MA 02110-2146

Sub-advisors	Harvest Global Investments Limited 31/F, One Exchange Square, 8 Connaught Place Central, Hong Kong

RREEF America L.L.C. 222 South Riverside Plaza Chicago, IL 60606-5808

Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203-5603

Administrator, Transfer Agent and Custodian	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Regulatory Administrator	BNY Mellon Investment Servicing (US) Inc. 201 Washington Street Boston, MA 02108-4403

Storage Vendor	Iron Mountain Incorporated 1 Federal Street Boston, MA 02110-2012

Iron Mountain Incorporated 12646 NW 115th Avenue Medley, FL 33178-3179

Item 34. Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 3rd day of August 2026.
DBX ETF TRUST
By: /s/ Freddi Klassen

Freddi Klassen*
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
SIGNATURE	TITLE	DATE
/s/ Stephen R. Byers	Trustee and Chairman	August 3, 2026
Stephen R. Byers*
/s/ George O. Elston	Trustee	August 3, 2026
George O. Elston*
/s/ Diane Kenneally	Treasurer, Chief Financial Officer and Controller	August 3, 2026
Diane Kenneally
/s/ Freddi Klassen	President and Chief Executive Officer	August 3, 2026
Freddi Klassen*
/s/ J. David Officer	Trustee	August 3, 2026
J. David Officer*

*By: /s/ Caroline Pearson

Caroline Pearson**
Chief Legal Officer
**
Attorney-in-fact pursuant to the powers of attorney that are incorporated herein by reference to Post-Effective Amendment No. 464, as filed on March 11, 2020 to the Registration Statement; and incorporated herein by reference to Post-Effective Amendment No. 516, as filed on May 15, 2025 to the Registration Statement.

DBX ETF TRUST

EXHIBIT INDEX

Ex. Number Description

(e)(2)	Amendment 29, dated as of May 20, 2026, to the Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc.
(g)(4)	Amendment, dated as of June 24, 2026, to the Custody Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon.
(g)(6)	Amendment, dated as of June 24, 2026, to the Foreign Custody Manager Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon.
(h)(6)	Amendment, dated as of June 24, 2026, to the Third Amendment, dated as of July 28, 2022, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon.
(h)(9)	Amendment, dated as of June 24, 2026, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon.
(h)(13)	Amendment, dated as of June 24, 2026, to the Corporate Services Agreement, dated as of July 6, 20216, between the Registrant and The Bank of New York Mellon.
(h)(15)	Amendment, dated as of June 24, 2026, to the Transfer Agency and Service Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon.
(h)(21)	Schedule B dated as of March 10, 2026 to the Fund of Funds Investment Agreement among DBX ETF Trust, GPS Funds I, and GPS Funds II, dated March 10, 2026.
(h)(48)	Fund of Funds Investment Agreement between Global X Funds and DBX ETF Trust, dated as of April 14, 2026.
(h)(49)	Schedule A, Schedule B, and Schedule C dated as of June 26, 2026 to the Fund of Funds Investment Agreement between Global X Funds and DBX ETF Trust, dated as of April 14, 2026.
(h)(50)	Fund of Funds Investment Agreement between The ETF Opportunities Trust and DBX ETF Trust, dated April 28, 2026.
(h)(51)	Fund of Funds Investment Agreement between Northern Lights Trust and DBX ETF Trust, dated February 20, 2026.
(j)	Consent of Independent Registered Public Accounting Firm.
(p)(1)	Code of Ethics of the Registrant, dated May 13, 2026.
(p)(2)	Code of Ethics – DWS Group (U.S. Registered Entities), dated August 31, 2025.

EXHIBIT LIST FOR INTERACTIVE DATA FILES

Ex. Number Description

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